                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky Corporation                        CASE NO.        01-33125 (DM)
                                                                   -------------

                                                   CHAPTER 11
                                                   MONTHLY OPERATING REPORT
                                                   (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED:    Sep 02                             PETITION DATE:     12/10/01
              ----------                                            ------------


1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). ___
      Dollars reported in    $1

                                                                     END OF            END OF          AS OF
2.  ASSET AND LIABILITY STRUCTURE                                 CURRENT MONTH     PRIOR MONTH   PETITION FILING
                                                                  -------------     ------------  ---------------
    a.  Current Assets                                            $   9,822,294     $  9,639,980
                                                                  -------------     ------------
    b.  Total Assets                                              $  59,288,339(1)  $ 59,106,025  $    23,189,381(1)
                                                                  -------------     ------------  ---------------
    c.  Current Liabilities                                       $   1,047,363     $    914,986
                                                                  -------------     ------------
    d.  Total Liabilities                                         $   6,110,261(2)  $  5,986,883  $    42,832,634(2)
                                                                  -------------     ------------  ---------------

3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                           CUMULATIVE
                                                                  CURRENT MONTH     PRIOR MONTH   (CASE TO DATE)
                                                                  -------------     ------------  --------------
    a.  Total Receipts                                            $      38,606     $      9,865  $    5,234,882
                                                                  -------------     ------------  --------------
    b.  Total Disbursements                                       $     118,914     $    121,300  $    6,151,066
                                                                  -------------     ------------  --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a-b)       ($80,309)       ($111,435)      ($916,184)
                                                                  -------------     ------------  --------------
    d.  Cash Balance Beginning of Period                          $   8,888,415     $  8,999,850  $    9,724,289
                                                                  -------------     ------------  --------------
    e.  Cash Balance End of Period (c + d)                        $   8,808,106     $  8,888,415  $    8,808,105
                                                                  -------------     ------------  ---------------
                                                                                                   CUMULATIVE
                                                                  CURRENT MONTH     PRIOR MONTH   (CASE TO DATE)
                                                                  -------------     ------------  --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                $      58,854         ($20,717)   ($10,200,737)
                                                                  -------------     ------------  --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                   $     350,000     $     50,336
                                                                  -------------     ------------
6.  POST-PETITION LIABILITIES                                     $   1,047,363     $    914,986
                                                                  -------------     ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)        $           0     $          0
                                                                  -------------     ------------


AT THE END OF THIS REPORTING MONTH:                                                     YES            NO
                                                                                        ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the         X
      normal course to secured creditors or lessors? (if yes, attach listing        ------------  ------------
      including date of payment, amount of payment and name of payee)
9.  Have any payments been made to professionals?  (if yes, attach listing               X
      including date of payment, amount of payment and name of payee)               ------------  ------------
10. If the answer is yes to 8 or 9, were all such payments approved by the court?        X
                                                                                    ------------  ------------
11. Have any payments been made to officers, insiders, shareholders, relatives?          X
      (if yes, attach listing including date of payment, amount and reason for      ------------  ------------
      payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general                 X
      liability?                                                                    ------------  ------------
13. Are a plan and disclosure statement on file?                                         X
                                                                                    ------------  ------------
14. Was there any post-petition borrowing during this reporting period?                                X
                                                                                    ------------  ------------

15. Check if paid: Post-petition taxes  X ;   U.S. Trustee Quarterly Fees  X ;  Check if filing is current for: Post-petition
                                        ---                                ---
    tax reporting and tax returns:   X .
                                     ---

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:    Oct. 18, 2002             /s/ Michael Malesardi
     -----------------------       ---------------------------------------------
                                   Responsible Individual

----------
(1) The significant difference in total assets between the petition date and the end of the current month is primarily due to $46.6 million of investments in subsidiaries not expected to result in cash to the estate that as a result was not reported on the Statements and Schedules filed with the Bankruptcy Court. In addition, approximately $2.6 million in net intercompany receivables/payables was not reported for the same reason.
(2) Debtor does not maintain certain contingent liabilities on its books that were reported on the Statement and Schedules filed with the Bankruptcy Court. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the Statements and Schedules but which are excluded herein.

                             STATEMENT OF OPERATIONS
                                 (GENERAL BUSINESS CASE)
                                 For the Month Ended     09/30/02
                                                    ------------------

        CURRENT MONTH
-----------------------------                                                                                     NEXT
                                                                                                 CUMULATIVE      MONTH
 ACTUAL    FORECAST  VARIANCE                                                                  (CASE TO DATE)   FORECAST
---------  --------  --------                                                                  --------------   --------
                                   REVENUES:
$       0   N/A (1)   N/A (1)    1   Gross Sales                                               $   2,963,042     N/A (1)
---------  --------  --------                                                                  -------------    --------
($299,664)                       2   less: Sales Returns & Allowances (4)                        ($1,248,993)
---------  --------  --------                                                                  -------------    --------
$ 299,664                        3   Net Sales                                                 $   4,212,035
---------  --------  --------                                                                  -------------    --------
$       0                        4   less: Cost of Goods Sold               (Schedule 'B')     $   3,053,270
---------  --------  --------                                                                  -------------    --------
$ 299,664                        5   Gross Profit                                              $   1,158,765
---------  --------  --------                                                                  -------------    --------
$       0                        6   Interest                                                  $         300
---------  --------  --------                                                                  -------------    --------
$       0                        7   Other Income:                                             $           0
---------  --------  --------                                                                  -------------    --------
                                 8
---------  --------  --------      ----------------------------------------------------------  -------------    --------
                                 9
---------  --------  --------      ----------------------------------------------------------  -------------    --------

$ 299,664                        10  TOTAL REVENUES                                            $   1,159,065
---------  --------  --------                                                                  -------------    --------

                                   EXPENSES:
$  41,667                        11  Compensation to Owner(s)/Officer(s)                       $     526,566
---------  --------  --------                                                                  -------------    --------
$  23,416                        12  Salaries                                                  $     835,687
---------  --------  --------                                                                  -------------    --------
$       0                        13  Commissions                                               $           0
---------  --------  --------                                                                  -------------    --------
$       0                        14  Contract Labor                                            $           0
---------  --------  --------        Rent/Lease:                                               -------------    --------
$       0                        15    Personal Property                                       $       6,148
---------  --------  --------                                                                  -------------    --------
$   6,527                        16    Real Property                                           $     560,216
---------  --------  --------                                                                  -------------    --------
$  14,693                        17  Insurance                                                 $     220,986
---------  --------  --------                                                                  -------------    --------
$       0                        18  Management Fees                                           $           0
---------  --------  --------                                                                  -------------    --------
$       0                        19  Depreciation                                              $   1,964,545
---------  --------  --------                                                                  -------------    --------
$       0                            Taxes:
                                 20    Employer Payroll Taxes                                  $           0
---------  --------  --------                                                                  -------------    --------
$       0                        21    Real Property Taxes                                     $           0
---------  --------  --------                                                                  -------------    --------
$       0                        22    Other Taxes                                                  ($39,995)
---------  --------  --------                                                                  -------------    --------
$       0                        23  Other Selling                                             $      87,904
---------  --------  --------                                                                  -------------    --------
$   9,043                        24  Other Administrative                                      $     537,718
---------  --------  --------                                                                  -------------    --------
$       0                        25  Interest                                                  $           0
---------  --------  --------                                                                  -------------    --------
$       0                        26  Other Expenses:                                           $           0
---------  --------  --------      ----------------------------------------------------------  -------------    --------
$   4,426                        27    Vacation                                                $      78,406
---------  --------  --------      ----------------------------------------------------------  -------------    --------
$       0                        28    Hardware & Software Maintenance Fees                    $      26,464
---------  --------  --------      ----------------------------------------------------------  -------------    --------
$   7,533                        29    Benefits and Payroll Processing Cost                    $     188,307
---------  --------  --------      ----------------------------------------------------------  -------------    --------
$       0                        30    PWC International Tax Services                          $     100,000
---------  --------  --------      ----------------------------------------------------------  -------------    --------
$       0                        31    Israel Engineering Charges                              $   1,766,941
---------  --------  --------      ----------------------------------------------------------  -------------    --------
$       0                              Adjustment to Bad Debt Reserves                             ($100,000)
---------  --------  --------      ----------------------------------------------------------  -------------
$       0                        33  Aether agreed settlement to withdraw claim of $1,246,600      ($125,000)
---------  --------  --------      ----------------------------------------------------------  -------------    --------
                                 34
---------  --------  --------      ----------------------------------------------------------  -------------    --------

$ 107,304                        35    TOTAL EXPENSES                                          $   6,634,894
---------  --------  --------                                                                  -------------    --------

$ 192,360                        36  SUBTOTAL                                                    ($5,475,829)
---------  --------  --------                                                                  -------------    --------

$ 139,486                            REORGANIZATION ITEMS:
                                 37    Professional Fees                                       $   1,616,786
---------  --------  --------                                                                  -------------    --------
$       0                        38    Provisions for Rejected Executory Contracts             $           0
---------  --------  --------                                                                  -------------    --------
  ($9,731)                       39    Interest Earned on Accumulated Cash from                     ($82,318)
---------  --------  --------          Resulting Chp 11 Case (3)                               -------------    --------
$       0                        40    (Gain) or Loss from Sale of Equipment (2)               $     390,352
---------  --------  --------                                                                  -------------    --------
$   3,750                        41    U.S. Trustee Quarterly Fees                             $      19,250
---------  --------  --------                                                                  -------------    --------
$       0                        42    Wind-Up of Business Expenses (2)                        $   2,780,837
---------  --------  --------      ----------------------------------------------------------  -------------    --------

$ 133,506                        43      TOTAL REORGANIZATION ITEMS                               $4,724,908
---------  --------  --------                                                                  -------------    --------
$  58,854                        44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES             ($10,200,737)
---------  --------  --------                                                                  -------------    --------
$       0                        45  Federal & State Income Taxes                              $           0
---------  --------  --------                                                                  -------------    --------

$  58,854                        46  NET PROFIT (LOSS)                                          ($10,200,737)
=========  ========  ========                                                                  =============    ========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

----------
(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.
(2) In conjunction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate.
(3) Formulas in this document reflect gains in reorganization items as a negative value.
(4) Under GAAP accounting, the company previously recorded a Deferred Revenue liability for potential returns of equipment from retailers. This book reserve is no longer considered necessary.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED 09/30/02
                                             -----------

       ASSETS

                                                                                 FROM SCHEDULES         BOOK VALUE
                                                                                 --------------         ----------
            CURRENT ASSETS

 1             Cash and cash equivalents - unrestricted                              H                      $8,553,360
                                                                                                     ------------------
 2             Cash and cash equivalents - restricted                                H                        $254,746
                                                                                                     ------------------
 3             Accounts receivable (net)                                             A                        $350,000
                                                                                                     ------------------
 4             Inventory                                                             B                              $0
                                                                                                     ------------------
 5             Prepaid expenses                                                                               $211,353
                                                                                                     ------------------
 6             Professional retainers                                                                         $200,000
                                                                                                     ------------------
 7             Other:  Net Receivable from Earthlink                                                            $5,225
                       ------------------------------------------------------                        ------------------
 8                     Deposits                                                                                     $0
               --------------------------------------------------------------                        ------------------
                       Other Receivables                                                                      $247,610
                       ------------------------------------------------------                        ------------------
 9                     TOTAL CURRENT ASSETS                                                                 $9,822,294
                                                                                                     ------------------
          PROPERTY AND EQUIPMENT (BOOK VALUE)

10             Real property                                                         C                              $0
                                                                                                     ------------------
11             Computers                                                             D                              $0
                                                                                                     ------------------
12             Furniture and fixtures                                                D                              $0
                                                                                                     ------------------
13             Office equipment                                                      D                              $0
                                                                                                     ------------------
14             Software                                                              D                              $0
                                                                                                     ------------------
15             Vehicles                                                              D                              $0
                                                                                                     ------------------
16             Other:                                                                D                              $0
                       ------------------------------------------------------                        ------------------
17                                                                                   D                              $0
               --------------------------------------------------------------                        ------------------
18                                                                                   D                              $0
               --------------------------------------------------------------                        ------------------
19                                                                                   D                              $0
               --------------------------------------------------------------                        ------------------
20                                                                                   D                              $0
               --------------------------------------------------------------                        ------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                 $0
                                                                                                     ------------------

          OTHER ASSETS

22             Loans to shareholders                                                                           $88,800
                                                                                                     ------------------
23             Loans to affiliates, net of amounts payable to affiliates                                    $2,763,446
                                                                                                     ------------------
24             Investment in subsidiaries                                                                  $46,613,800
               --------------------------------------------------------------                        ------------------
25

               --------------------------------------------------------------                        ------------------
26

               --------------------------------------------------------------                        ------------------
27

               --------------------------------------------------------------                        ------------------
28                     TOTAL OTHER ASSETS                                                                  $49,466,046
                                                                                                     ------------------
29                     TOTAL ASSETS                                                                        $59,288,339
                                                                                                     ==================

NOTE:
      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY

                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

          POST-PETITION

               CURRENT LIABILITIES

30                     Salaries and wages                                                                           $0
                                                                                                     ------------------
31                     Payroll taxes                                                                                $0
                                                                                                     ------------------
32                     Real and personal property taxes                                                             $0
                                                                                                     ------------------
33                     Income taxes                                                                                 $0
                                                                                                     ------------------
34                     Sales taxes                                                                                  $0
                                                                                                     ------------------
35                     Notes payable (short term)                                                                   $0
                                                                                                     ------------------
36                     Accounts payable (trade)                                      A                        $130,561
                                                                                                     ------------------
37                     Real property lease arrearage                                                                $0
                                                                                                     ------------------
38                     Personal property lease arrearage                                                            $0
                                                                                                     ------------------
39                     Accrued professional fees                                                              $870,374
                                                                                                     ------------------
40                     Current portion of long-term post-petition debt (due
                        within 12 months)                                                                           $0
                                                                                                     ------------------
41                     Other:     Deferred revenue                                                                  $0
                                  -------------------------------------------                        ------------------
42                                Vacation                                                                     $44,228
                       ------------------------------------------------------                        ------------------
43                                Other                                                                         $2,200
                       ------------------------------------------------------                        ------------------
44                     TOTAL CURRENT LIABILITIES                                                            $1,047,363
                                                                                                     ------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                 $0
                                                                                                     ------------------
46                     TOTAL POST-PETITION LIABILITIES                                                      $1,047,363
                                                                                                     ------------------

          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                     Secured claims                                                F                              $0
                                                                                                     ------------------
48                     Priority unsecured claims                                     F                         $75,958
                                                                                                     ------------------
49                     General unsecured claims                                      F                      $4,986,941
                                                                                                     ------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                       $5,062,899
                                                                                                     ------------------
51                     TOTAL LIABILITIES                                                                    $6,110,261
                                                                                                     ------------------

     EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                                             ($213,484,902)
                                                                                                     ------------------
53             Capital Stock                                                                                   $73,341
                                                                                                     ------------------
54             Additional paid-in capital                                                                 $277,284,500
                                                                                                     ------------------
55             Cumulative profit/(loss) since filing of case                                              ($10,200,737)
                                                                                                     ------------------
56             Post-petition contributions/(distributions) or (draws)
                                                                                                     ------------------
57
                       ------------------------------------------------------                        ------------------
58             Equity adjustment for pre-petition liabilities due to Chapter
                11 filing                                                                                   ($494,124)
                                                                                                     ------------------
59                     TOTAL EQUITY (DEFICIT)                                                              $53,178,077
                                                                                                     ------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                $59,288,339
                                                                                                     ==================

                         SCHEDULES TO THE BALANCE SHEET
                            (General Business Case)

                                   Schedule A

                     Accounts Receivable and (Net) Payable

                                                   ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE          PAST DUE
RECEIVABLES AND PAYABLES AGINGS                   [PRE AND POST PETITION]   [POST PETITION]       POST PETITION DEBT
                                                  -----------------------   ----------------      ------------------
     0 -30 Days                                                      $0           $130,561
                                                  ----------------------    ----------------
     31-60 Days                                                      $0
                                                  ----------------------    ----------------
     61-90 Days                                                      $0                                          $0
                                                  ----------------------    ----------------      ------------------
     91+ Days                                                  $929,991
                                                  ----------------------    ----------------
     Total accounts receivable/payable                         $929,991           $130,561
                                                  ----------------------    ----------------
     Allowance for doubtful accounts                           $579,991
                                                  ----------------------
     Accounts receivable (net)                                 $350,000
                                                  ======================


                                   SCHEDULE B
                          Inventory/Cost of Goods Sold

TYPES AND AMOUNT OF INVENTORY(IES)

                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH
     Retail/Restaurants -
       Product for resale
                                         -------------
     Distribution -
       Products for resale
                                         -------------
     Manufacturer -
       Raw Materials                               $0
                                         -------------
       Work-in-progress                            $0
                                         -------------
       Finished goods                              $0
                                         -------------
     Other - Explain                               $0
                                         -------------
     Inventory reserve
     ---------------------------------

     ---------------------------------
         TOTAL                                     $0
                                         =============

     METHOD OF INVENTORY CONTROL

     Do you have a functioning perpetual inventory system?   (1)
                 Yes  X       No
                    -----       -----
     How often do you take a complete physical inventory?     (1)

       Weekly
                           -------
       Monthly
                           -------
       Quarterly
                           -------
       Semi-annually
                           -------
       Annually
                           -------
Date of last physical inventory was           (1)
                                         --------------

Date of next physical inventory is            (1)
                                         --------------


COST OF GOODS SOLD

INVENTORY BEGINNING OF MONTH                    $0
                                          ---------
Add -
  Net purchase
                                          ---------
  Direct labor
                                          ---------
  Manufacturing overhead
                                          ---------
  Freight in
                                          ---------
  Other:
                                          ---------
  Cost of goods sold - equipment                $0
----------------------------------        ---------
  Cost of goods sold - service                  $0
----------------------------------        ---------
  Cost of goods sold - content                  $0
----------------------------------        ---------
Less -
  Inventory End of Month                        $0
                                          ---------
  Shrinkage
                                          ---------
  Personal Use
                                          ---------

Cost of Goods Sold                              $0
                                          =========

INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory used.

Valuation methods -
    FIFO cost                                    X
                                                ---
    LIFO cost
                                                ---
    Lower of cost or market                      X
                                                ---
    Retail method
                                                ---
    Other
                                                ---

      Explain

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------


(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                   COST                  MARKET VALUE
                                                                              ----                  ------------
       None                                                                            $0                           $0
       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------
       Total                                                                           $0                           $0
                                                                      ====================    =========================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                  COST                    BOOK VALUE
                                                                             ----                    ----------
Computers -
       Network and office computers                                                    $0                           $0
       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------
       Total                                                                           $0                           $0
                                                                      ====================    =========================

Furniture & Fixtures -
       Workstations, cubicles, chairs, tables, etc.                                    $0                           $0
       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------
       Total                                                                           $0                           $0
                                                                      ====================    =========================

Office Equipment -
       Telephone system, printers, projectors, etc.                                    $0                           $0
       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------
       Total                                                                           $0                           $0
                                                                      ====================    =========================

Software -
       Prepaid Licenses & Support for Internal Use Software                            $0                           $0
       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------
       Total                                                                           $0                           $0
                                                                      ====================    =========================

Vehicles -
       2001 Chrysler PT Cruiser - Limited Edition                                      $0                           $0
       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------

       ----------------------------------------------------------     --------------------    -------------------------
       Total                                                                           $0                           $0
                                                                      ====================    =========================

                                   SCHEDULE E

                          AGING OF POST-PETITION TAXES

                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                            0-30 DAYS           31-60 DAYS            61-90 DAYS         91+ DAYS             TOTAL
                                         ---------           ----------            ----------         --------             -----
FEDERAL
        Income Tax Withholding                                                                                                   $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        FICA - Employee                                                                                                          $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        FICA - Employer                                                                                                          $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Unemployment (FUTA)                                                                                                      $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Income                                                                                                                   $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Other (Attach List)                                                                                                      $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
TOTAL FEDERAL TAXES                                 $0                   $0                 $0                $0                 $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
STATE AND LOCAL

        Income Tax Withholding                                                                                                   $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Unemployment (UT)                                                                                                        $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Disability Insurance (DI)                                                                                                $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Empl. Training Tax (ETT)                                                                                                 $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Sales                                       $0                   $0                                                      $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Excise                                                                                                                   $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Real property                                                                                                            $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Personal property                                                                                                        $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Income                                                                                                                   $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
        Other (Attach List)                                                                                                      $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
TOTAL STATE & LOCAL TAXES                           $0                   $0                 $0                $0                 $0
                                      -----------------   ------------------   ----------------   ---------------   ----------------
TOTAL TAXES                                         $0                   $0                 $0                $0                 $0
                                      =================   ==================   ================   ===============   ================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED              ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                AMOUNT (2)           AMOUNT (3)
-------------------------------------------                ----------           ----------
        Secured claims  (1)                                           $0                  $0
                                                        -----------------    ----------------
        Priority claims other than taxes                      $3,479,078              $1,614
                                                        -----------------    ----------------
        Priority tax claims                                           $0             $74,343
                                                        -----------------    ----------------
        General unsecured claims                             $39,353,556          $4,986,941
                                                        -----------------    ----------------

      (1)   The Debtor does not have any secured liabilities.

      (2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).

      (3) The total represents the Debtor's balances recorded in accordance with GAAP as of September 30, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION

                    NOT APPLICABLE TO GENERAL BUSINESS CASES
                                   SCHEDULE H

                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                    ACCOUNT 1        ACCOUNT 2        ACCOUNT 3        ACCOUNT 4      ACCOUNT 5        ACCOUNT 6
                                    ---------        ---------        ---------        ---------      ---------        ---------
Bank                             Silicon Valley    Silicon Valley  Silicon Valley   Silicon Valley   Wells Fargo   American Express
                                ----------------  ---------------  ---------------  --------------  -------------  ----------------
Account Type                    Chapter 11 - DIP     Investment       Restricted          CD        Merchant Bank    Merchant Bank
                                ----------------  ---------------  ---------------  --------------  -------------  ----------------
Account No.                        3300271245        3300271245       3300346325      8800050262
                                ----------------  ---------------  ---------------  --------------  -------------  ----------------
Account Purpose                  General Banking  General Banking  General Banking        (a)            (b)              (c)
                                ----------------  ---------------  ---------------  --------------  -------------  ----------------
Balance, End of Month                $17,239         $8,536,121        $136,372           $0          $100,000          $18,374
                                ----------------  ---------------  ---------------  --------------  -------------  ----------------
Total Funds on Hand
 for all Accounts                  $8,808,106
                                ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

      (a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

      (b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.

      (c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/02
                                             ----------

                                                                                           Actual                  Cumulative
                                                                                        Current Month            (Case to Date)
                                                                                        -------------            --------------
  CASH RECEIPTS

1     Rent/Leases Collected                                                                         $0                       $0
                                                                                       ----------------          ---------------
2     Cash Received from Sales                                                                      $0               $1,707,579
                                                                                       ----------------          ---------------
3     Interest Received                                                                         $9,731                  $82,318
                                                                                       ----------------          ---------------
4     Borrowings                                                                                    $0                       $0
                                                                                       ----------------          ---------------
5     Funds from Shareholders, Partners, or Other Insiders                                          $0                       $0
                                                                                       ----------------          ---------------
6     Capital Contributions                                                                         $0                       $0
                                                                                       ----------------          ---------------
7     Other:  Net Proceeds from Earthlink for Asset Purchase & Transition Services             $28,875               $2,984,434
      ----------------------------------------------------------------------------     ----------------          ---------------
8             Net Proceeds from equipment auction--DoveBid                                          $0                 $273,587
      ---------------------------------------------------------------------            ----------------          ---------------
9             Net Proceeds from equipment auction--One Workplace                                    $0                 $127,740
      ---------------------------------------------------------------------            ----------------          ---------------
10            Refund from Certicom                                                                  $0                  $42,724
      ---------------------------------------------------------------------            ----------------          ---------------
11            Net Proceeds from Sale of PT Cruiser                                                                      $16,500
      ---------------------------------------------------------------------            ----------------          ---------------
12                                                                                             $38,606               $5,234,882
                                                                                       ----------------          ---------------
  CASH DISBURSEMENTS

13    Payments for Inventory                                                                        $0                       $0
                                                                                       ----------------          ---------------
14    Selling                                                                                       $0                  $79,461
                                                                                       ----------------          ---------------
15    Administrative                                                                           $13,955                 $386,791
                                                                                       ----------------          ---------------
16    Capital Expenditures                                                                          $0                       $0
                                                                                       ----------------          ---------------
17    Principal Payments on Debt                                                                    $0                       $0
                                                                                       ----------------          ---------------
18    Interest Paid                                                                                 $0                       $0
                                                                                       ----------------          ---------------
      Rent/Lease:
19            Personal Property                                                                     $0                   $4,512
                                                                                       ----------------          ---------------
20            Real Property                                                                    $13,363                 $194,569
                                                                                       ----------------          ---------------
      Amount Paid to Owner(s)/Officer(s)
21            Salaries                                                                         $41,667                 $459,379
                                                                                       ----------------          ---------------
22            Draws                                                                                 $0                       $0
                                                                                       ----------------          ---------------
23            Commissions/Royalties                                                                 $0                       $0
                                                                                       ----------------          ---------------
24            Expense Reimbursements                                                                $0                  $35,803
                                                                                       ----------------          ---------------
25            Other                                                                                 $0                       $0
                                                                                       ----------------          ---------------
26    Salaries/Commissions (less employee withholding)                                         $31,950                 $820,321
                                                                                       ----------------          ---------------
27    Management Fees                                                                               $0                       $0
                                                                                       ----------------          ---------------
      Taxes:
28            Employee Withholding                                                                  $0                       $0
                                                                                       ----------------          ---------------
29            Employer Payroll Taxes                                                                $0                       $0
                                                                                       ----------------          ---------------
30            Real Property Taxes                                                                   $0                       $0
                                                                                       ----------------          ---------------
31            Other Taxes                                                                       $7,639                  $54,236
                                                                                       ----------------          ---------------
32    Other Cash Outflows:
                                                                                       ----------------          ---------------
33            Bank Fees                                                                            $75                     $986
              -------------------------------------------------------------            ----------------          ---------------
34            Customer Chargebacks on Credit Card Transactions                                      $0                 $149,077
              -------------------------------------------------------------            ----------------          ---------------
35            Payments for Cost of Providing Services                                               $0               $1,117,514
              -------------------------------------------------------------            ----------------          ---------------
36            Payments for Professional Services in Connection with Chp 11 Case                 $9,016                 $692,853
              -------------------------------------------------------------            ----------------          ---------------
37            Payments to U.S. Trustee                                                          $1,250                  $16,500
              -------------------------------------------------------------            ----------------          ---------------
              Payments to OmniSky Israel for work done on behalf of OmniSky US                      $0                  $80,000
              -------------------------------------------------------------            ----------------          ---------------
              Payments for Approved Executory Contract Cure Amounts                                 $0               $1,779,339
              -------------------------------------------------------------            ----------------          ---------------
              Payments to Outside Engineering Consultants                                           $0                  $29,726
              -------------------------------------------------------------            ----------------          ---------------
              Nomad IQ Legal Services Retainer                                                      $0                 $250,000
              -------------------------------------------------------------            ----------------          ---------------


                                                                                       ----------------          ---------------
38            TOTAL CASH DISBURSEMENTS:                                                       $118,914               $6,151,066
                                                                                       ----------------          ---------------
39   NET INCREASE (DECREASE) IN CASH                                                          ($80,309)               ($916,184)
                                                                                       ----------------          ---------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                      $8,888,415               $9,724,290
                                                                                       ================          ---------------
41   CASH BALANCE, END OF PERIOD                                                            $8,808,106               $8,808,106
                                                                                       ================          ===============

                             STATEMENT OF CASH FLOWS

           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 09/30/02
                                             ----------

                                                                                            ACTUAL                CUMULATIVE
 CASH FLOWS FROM OPERATING ACTIVITIES                                                   CURRENT MONTH            (CASE TO DATE)
                                                                                        -------------            --------------
1     Cash Received from Sales                                                                      $0               $1,707,579
                                                                                       ----------------          ---------------
2     Rent/Leases Collected                                                                         $0                       $0
                                                                                       ----------------          ---------------
3     Interest Received                                                                             $0                       $0
                                                                                       ----------------          ---------------
4     Cash Paid to Suppliers                                                                        $0               $1,112,345
                                                                                       ----------------          ---------------
5     Cash Paid for Selling Expenses                                                                $0                  $84,629
                                                                                       ----------------          ---------------
6     Cash Paid for Administrative Expenses                                                    $13,955                 $386,791
                                                                                       ----------------          ---------------
      Cash Paid for Rents/Leases:
7         Personal Property                                                                         $0                   $4,512
                                                                                       ----------------          ---------------
8         Real Property                                                                        $13,363                 $194,569
                                                                                       ----------------          ---------------
9     Cash Paid for Interest                                                                        $0                       $0
                                                                                       ----------------          ---------------
10    Cash Paid for Net Payroll and Benefits                                                   $31,950                 $820,321
                                                                                       ----------------          ---------------
      Cash Paid to Owner(s)/Officer(s)
11        Salaries                                                                             $41,667                 $459,379
                                                                                       ----------------          ---------------
12        Draws                                                                                     $0                       $0
                                                                                       ----------------          ---------------
13        Commissions/Royalties                                                                     $0                       $0
                                                                                       ----------------          ---------------
14        Expense Reimbursements                                                                    $0                  $35,803
                                                                                       ----------------          ---------------
15        Other                                                                                     $0                       $0
                                                                                       ----------------          ---------------
      Cash Paid for Taxes Paid/Deposited to Tax Acct.
16        Employer Payroll Tax                                                                      $0                       $0
                                                                                       ----------------          ---------------
17        Employee Withholdings                                                                     $0                       $0
                                                                                       ----------------          ---------------
18        Real Property Taxes                                                                       $0                       $0
                                                                                       ----------------          ---------------
19        Other Taxes                                                                           $7,639                  $54,236
                                                                                       ----------------          ---------------
20    Cash Paid for General Expenses
                                                                                       ----------------          ---------------
21        Bank Fees                                                                                $75                     $986
      ----------------------------------------------------------------------------     ----------------          ---------------
22        Customer Chargebacks on Credit Card Transactions                                          $0                 $149,077
      ----------------------------------------------------------------------------     ----------------          ---------------
23        Cash Receipts of refund from Certicom                                                     $0                  $37,276
      ----------------------------------------------------------------------------     ----------------          ---------------
24        Payments to Outside Engineering Consultants                                               $0                  $29,726
      ----------------------------------------------------------------------------     ----------------          ---------------
25        Payments for Approved Executory Contract Cure Amounts                                     $0               $1,779,340
      ----------------------------------------------------------------------------     ----------------          ---------------
26        Nomad IQ Legal Services Retainer                                                          $0                 $250,000
      ----------------------------------------------------------------------------     ----------------          ---------------
27        NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
           REORGANIZATION ITEMS                                                              ($108,648)             ($3,691,410)
                                                                                       ----------------          ---------------

   CASH FLOWS FROM REORGANIZATION ITEMS

28    Interest Received on Cash Accumulated Due to Chp 11 Case                                  $9,731                  $82,318
                                                                                       ----------------          ---------------
29    Professional Fees Paid for Services in Connection with Chp 11 Case                        $9,016                 $692,853
                                                                                       ----------------          ---------------
30    U.S. Trustee Quarterly Fees                                                               $1,250                  $16,500
                                                                                       ----------------          ---------------
31    Cash Receipts due to sale of equipment from DoveBid, One Workplace &
       Earthlink (1)                                                                          ($28,875)               ($808,373)
      ----------------------------------------------------------------------------     ----------------          ---------------
32        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                     $28,340                 $181,338
                                                                                       ----------------          ---------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                ($80,308)             ($3,510,072)
                                                                                       ----------------          ---------------
    CASH FLOWS FROM INVESTING ACTIVITIES

34    Capital Expenditures                                                                          $0                       $0
                                                                                       ----------------          ---------------
35    Proceeds from Sales of Capital Goods due to Chp 11 Case                                       $0               $2,593,888
                                                                                       ----------------          ---------------
36
      ----------------------------------------------------------------------------     ----------------          ---------------
37        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                          $0               $2,593,888
                                                                                       ----------------          ---------------
      CASH FLOWS FROM FINANCING ACTIVITIES

38     Net Borrowings (Except Insiders)                                                             $0                       $0
                                                                                       ----------------          ---------------
39     Net Borrowings from Shareholders, Partners, or Other Insiders                                $0                       $0
                                                                                       ----------------          ---------------
40     Capital Contributions                                                                        $0                       $0
                                                                                       ----------------          ---------------
41     Principal Payments                                                                           $0                       $0
                                                                                       ----------------          ---------------
42

       ---------------------------------------------------------------------------     ----------------          ---------------
43         NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                         $0                       $0
                                                                                       ----------------          ---------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    ($80,309)               ($916,184)
                                                                                       ----------------          ---------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                      $8,888,415               $9,724,290
                                                                                       ----------------          ---------------
46    CASH AND CASH EQUIVALENTS AT END OF PERIOD                                            $8,808,106               $8,808,106
                                                                                       ================          ===============


(1) Due to the formulas of this document, this entry is recorded as a negative value. The $28,875 recorded represents an increase in cash to the Estate.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Norway Acquisition Corporation                  CASE NO. 01-33127 (DM)

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:  Sep 02                               PETITION DATE:  12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2.  ASSET AND LIABILITY STRUCTURE                            END OF CURRENT MONTH   END OF PRIOR MONTH   AS OF PETITION FILING
                                                             --------------------   ------------------   ---------------------
    a.  Current Assets                                                         $0                   $0
                                                             --------------------   ------------------
    b.  Total Assets                                                           $0                   $0                      $0
                                                             --------------------   ------------------   ---------------------
    c.  Current Liabilities                                                    $0                   $0
                                                             --------------------   ------------------
    d.  Total Liabilities                                                      $0                   $0                      $0
                                                             --------------------   ------------------   ---------------------


3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS                                                                CUMULATIVE
    FOR MONTH                                                   CURRENT MONTH          PRIOR MONTH          (CASE TO DATE)
                                                             --------------------   ------------------   ---------------------


    a.  Total Receipts                                                         $0                   $0                      $0
                                                             --------------------   ------------------   ---------------------
    b.  Total Disbursements                                                    $0                   $0                      $0
                                                             --------------------   ------------------   ---------------------
    c.  Excess (Deficiency) of Receipts Over
         Disbursements (a - b)                                                 $0                   $0                      $0
                                                             --------------------   ------------------   ---------------------
    d.  Cash Balance Beginning of Month                                        $0                   $0                      $0
                                                             --------------------   ------------------   ---------------------
    e.  Cash Balance End of Month (c + d)                                      $0                   $0                      $0
                                                             --------------------   ------------------   ---------------------

                                                                                                              CUMULATIVE
                                                                CURRENT MONTH          PRIOR MONTH          (CASE TO DATE)
                                                             --------------------   ------------------   ---------------------

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                             $0                   $0                      $0
                                                             --------------------   ------------------   ---------------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                $0                   $0
                                                             --------------------   ------------------
6.  POST-PETITION LIABILITIES                                                  $0                   $0
                                                             --------------------   ------------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                     $0                   $0
                                                             --------------------   ------------------

AT THE END OF THIS REPORTING MONTH:                                                                   YES                  NO
                                                                                                    -------             -------
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                    X
    course to secured creditors or lessors? (if yes, attach listing including date of               -------             -------
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                               X
    payment, amount of payment and name of payee)                                                   -------             -------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                  X
    attach listing including date of payment, amount and reason for payment, and name of payee)     -------             -------

12. Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                    -------             -------

13. Are a plan and disclosure statement on file?                                                       X
                                                                                                    -------             -------

14. Was there any post-petition borrowing during this reporting period?                                                    X
                                                                                                    -------             -------

15. Check if paid: Post-petition taxes        ;   U.S. Trustee Quarterly Fees   X ;   Check if filing is current for: Post-petition
                                          ----                                ----
    tax reporting and tax returns:          X .
                                          ----


    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  Oct. 18, 2002                      /s/ Michael Malesardi
                                          --------------------------------------
                                          Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 09/30/02

                              CURRENT MONTH
---------------------------------------------------------------------------
        ACTUAL                    FORECAST                 VARIANCE
        ------                    --------                 --------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                        $0                       $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                        $0                       $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                        $0                       $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                                                                        $0
------------------------   -----------------------   ----------------------
                                                                        $0
------------------------   -----------------------   ----------------------
                                                                        $0
------------------------   -----------------------   ----------------------
                                                                        $0
------------------------   -----------------------   ----------------------
                                                                        $0
------------------------   -----------------------   ----------------------
                                                                        $0
------------------------   -----------------------   ----------------------
                                                                        $0
------------------------   -----------------------   ----------------------
                                                                        $0
------------------------   -----------------------   ----------------------
                     $0                        $0                       $0
------------------------   -----------------------   ----------------------
                     $0                        $0                       $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                        $0                       $0
------------------------   -----------------------   ----------------------
                     $0                        $0                       $0
------------------------   -----------------------   ----------------------
                     $0                                                 $0
------------------------   -----------------------   ----------------------
                     $0                        $0                       $0
========================   =======================   ======================


                                                                                CUMULATIVE                NEXT MONTH
                                                                              (CASE TO DATE)               FORECAST
                                                                              --------------              ----------
   REVENUES:

 1   Gross Sales                                                                              $0
                                                                       --------------------------    ----------------------
 2   less: Sales Returns & Allowances                                                         $0
                                                                       --------------------------    ----------------------
 3   Net Sales                                                                                $0                        $0
                                                                       --------------------------    ----------------------
 4   less: Cost of Goods Sold             (Schedule 'B')                                      $0
                                                                       --------------------------    ----------------------
 5   Gross Profit                                                                             $0                        $0
                                                                       --------------------------    ----------------------
 6   Interest                                                                                 $0
                                                                       --------------------------    ----------------------
 7   Other Income:                                                                            $0
                           -----------------------------------         --------------------------    ----------------------
 8                                                                                            $0
   -----------------------------------------------------------         --------------------------    ----------------------
 9                                                                                            $0
   -----------------------------------------------------------         --------------------------    ----------------------
10       TOTAL REVENUES                                                                       $0                        $0
                                                                       --------------------------    ----------------------
   EXPENSES:

11   Compensation to Owner(s)/Officer(s)                                                      $0
                                                                       --------------------------    ----------------------
12   Salaries                                                                                 $0
                                                                       --------------------------    ----------------------
13   Commissions                                                                              $0
                                                                       --------------------------    ----------------------
14   Contract Labor                                                                           $0
                                                                       --------------------------    ----------------------
15   Rent/Lease:                                                                              $0
         Personal Property
                                                                       --------------------------    ----------------------
16       Real Property                                                                        $0
                                                                       --------------------------    ----------------------
17   Insurance                                                                                $0
                                                                       --------------------------    ----------------------
18   Management Fees                                                                          $0
                                                                       --------------------------    ----------------------
19   Depreciation                                                                             $0
                                                                       --------------------------    ----------------------
20       Employer Payroll Taxes                                                               $0
                                                                       --------------------------    ----------------------
21       Real Property Taxes                                                                  $0
                                                                       --------------------------    ----------------------
22       Other Taxes                                                                          $0
                                                                       --------------------------    ----------------------
23   Other Selling                                                                            $0
                                                                       --------------------------    ----------------------
24   Other Administrative                                                                     $0
                                                                       --------------------------    ----------------------
25   Interest                                                                                 $0
                                                                       --------------------------    ----------------------
26   Other Expenses:                                                                          $0
                           -----------------------------------         --------------------------    ----------------------
27
   -----------------------------------------------------------         --------------------------    ----------------------
28
   -----------------------------------------------------------         --------------------------    ----------------------
29
   -----------------------------------------------------------         --------------------------    ----------------------
30
   -----------------------------------------------------------         --------------------------    ----------------------
31
   -----------------------------------------------------------         --------------------------    ----------------------
32
   -----------------------------------------------------------         --------------------------    ----------------------
33
   -----------------------------------------------------------         --------------------------    ----------------------
34
   -----------------------------------------------------------         --------------------------    ----------------------
35       TOTAL EXPENSES                                                                       $0                        $0
                                                                       --------------------------    ----------------------
36 SUBTOTAL                                                                                   $0                        $0
                                                                       --------------------------    ----------------------
   REORGANIZATION ITEMS:

37   Professional Fees                                                                        $0
                                                                       --------------------------    ----------------------
38   Provisions for Rejected Executory Contracts                                              $0
                                                                       --------------------------    ----------------------
39   Interest Earned on Accumulated Cash from                                                 $0
                                                                       --------------------------    ----------------------
     Resulting Chp 11 Case

40   Gain or (Loss) from Sale of Equipment                                                    $0
                                                                       --------------------------    ----------------------
41   U.S. Trustee Quarterly Fees                                                              $0
                                                                       --------------------------    ----------------------
42                                                                                            $0
   -----------------------------------------------------------         --------------------------    ----------------------
43        TOTAL REORGANIZATION ITEMS                                                          $0                        $0
                                                                       --------------------------    ----------------------
44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                                            $0                        $0
                                                                       --------------------------    ----------------------
45   Federal & State Income Taxes                                                             $0
                                                                       --------------------------    ----------------------
46 NET PROFIT (LOSS)                                                                          $0                        $0
                                                                       ==========================    ======================


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 09/30/02

       ASSETS

                                                                                            FROM SCHEDULES            MARKET VALUE
                                                                                            --------------          ----------------
          CURRENT ASSETS

 1          Cash and cash equivalents - unrestricted                                                                             $0
                                                                                                                    ----------------
 2          Cash and cash equivalents - restricted                                                                               $0
                                                                                                                    ----------------
 3          Accounts receivable (net)                                                            A                               $0
                                                                                                                    ----------------
 4          Inventory                                                                            B                               $0
                                                                                                                    ----------------
 5          Prepaid expenses                                                                                                     $0
                                                                                                                    ----------------
 6          Professional retainers                                                                                               $0
                                                                                                                    ----------------
 7          Other:                                                                                                               $0
                      ---------------------------------------------------------------                               ----------------
 8

            -------------------------------------------------------------------------                               ----------------
 9                    TOTAL CURRENT ASSETS                                                                                       $0
                                                                                                                    ----------------
                                                                                                                    ----------------
          PROPERTY AND EQUIPMENT (MARKET VALUE)

10          Real property                                                                        C                               $0
                                                                                                                    ----------------
11          Machinery and equipment                                                              D                               $0
                                                                                                                    ----------------
12          Furniture and fixtures                                                               D                               $0
                                                                                                                    ----------------
13          Office equipment                                                                     D                               $0
                                                                                                                    ----------------
14          Leasehold improvements                                                               D                               $0
                                                                                                                    ----------------
15          Vehicles                                                                             D                               $0
                                                                                                                    ----------------
16          Other:                                                                               D
                      ---------------------------------------------------------------                               ----------------
17                                                                                               D
            -------------------------------------------------------------------------                               ----------------
18                                                                                               D
            -------------------------------------------------------------------------                               ----------------
19                                                                                               D
            -------------------------------------------------------------------------                               ----------------
20                                                                                               D
            -------------------------------------------------------------------------                               ----------------

21                    TOTAL PROPERTY AND EQUIPMENT                                                                               $0
                                                                                                                    ----------------
          OTHER ASSETS

22          Loans to shareholders                                                                                                $0
                                                                                                                    ----------------
23          Loans to affiliates                                                                                                  $0
                                                                                                                    ----------------
24

            -------------------------------------------------------------------------                               ----------------
25

            -------------------------------------------------------------------------                               ----------------
26

            -------------------------------------------------------------------------                               ----------------
27

            -------------------------------------------------------------------------                               ----------------
28                    TOTAL OTHER ASSETS                                                                                         $0
                                                                                                                    ----------------
29                    TOTAL ASSETS                                                                                               $0
                                                                                                                    ================

    NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

   LIABILITIES FROM SCHEDULES

       POST-PETITION

          CURRENT LIABILITIES

30           Salaries and wages                                                                                                  $0
                                                                                                                    ----------------
31           Payroll taxes                                                                                                       $0
                                                                                                                    ----------------
32           Real and personal property taxes                                                                                    $0
                                                                                                                    ----------------
33           Income taxes                                                                                                        $0
                                                                                                                    ----------------
34           Sales taxes                                                                                                         $0
                                                                                                                    ----------------
35           Notes payable (short term)                                                                                          $0
                                                                                                                    ----------------
36           Accounts payable (trade)                                                            A                               $0
                                                                                                                    ----------------
37           Real property lease arrearage                                                                                       $0
                                                                                                                    ----------------
38           Personal property lease arrearage                                                                                   $0
                                                                                                                    ----------------
39           Accrued professional fees                                                                                           $0
                                                                                                                    ----------------
40           Current portion of long-term post-petition debt (due within 12 months)                                              $0
                                                                                                                    ----------------
41           Other:                                                                                                              $0
                         ---------------------------------------------------                                        ----------------
42
             ---------------------------------------------------------------                                        ----------------

             ---------------------------------------------------------------                                        ----------------
44           TOTAL CURRENT LIABILITIES                                                                                           $0
                                                                                                                    ----------------
45        LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                    ----------------
46                        TOTAL POST-PETITION LIABILITIES                                                                        $0
                                                                                                                    ----------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                        Secured claims                                                         F                               $0
                                                                                                                    ----------------
48                        Priority unsecured claims                                              F                               $0
                                                                                                                    ----------------
49                        General unsecured claims                                               F                               $0
                                                                                                                    ----------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                         $0
                                                                                                                    ----------------
51                        TOTAL LIABILITIES                                                                                      $0
                                                                                                                    ----------------
   EQUITY (DEFICIT)

52              Retained Earnings/(Deficit) at time of filing                                                                    $0
                                                                                                                    ----------------
53              Capital Stock                                                                                                    $0
                                                                                                                    ----------------
54              Additional paid-in capital                                                                                       $0
                                                                                                                    ----------------
55              Cumulative profit/(loss) since filing of case                                                                    $0
                                                                                                                    ----------------
56              Post-petition contributions/(distributions) or (draws)                                                           $0
                                                                                                                    ----------------
57

                          --------------------------------------------------                                        ----------------
58              Market value adjustment                                                                                          $0
                                                                                                                    ----------------
59                        TOTAL EQUITY (DEFICIT)                                                                                 $0
                                                                                                                    ----------------
60 TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                        $0
                                                                                                                    ================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                   ACCOUNTS RECEIVABLE             ACCOUNTS PAYABLE                  PAST DUE
                                                [PRE AND POST PETITION]           [POST PETITION]              POST PETITION DEBT
                                                -----------------------           ---------------              ------------------
   0 -30 Days                                                    $0                              $0
                                                  -----------------               -----------------

   31-60 Days                                                    $0                              $0
                                                  -----------------               -----------------

   61-90 Days                                                    $0                              $0                            $0
                                                  -----------------               -----------------             -----------------

   91+ Days                                                      $0                              $0
                                                  -----------------               -----------------

   Total accounts receivable/payable                             $0                              $0
                                                  -----------------               =================
   Allowance for doubtful accounts
                                                  -----------------

   Accounts receivable (net)                                     $0
                                                  =================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)

                                  INVENTORY(IES)
                                   BALANCE AT
                                   END OF MONTH
                                   ------------

    Retail/Restaurants -
      Product for resale
                                 --------------------

    Distribution -
      Products for resale
                                 --------------------


    Manufacturer -
      Raw Materials
                                 --------------------
      Work-in-progress
                                 --------------------
      Finished goods
                                 --------------------

    Other - Explain
                                 --------------------

    -----------------------

    -----------------------
          TOTAL                                    $0
                                 ====================



COST OF GOODS SOLD

 INVENTORY BEGINNING OF MONTH
 Add -
   Net purchase
                                       ------------------------------
   Direct labor
                                       ------------------------------
   Manufacturing overhead

                                       ------------------------------
   Freight in
                                       ------------------------------
   Other:
                                       ------------------------------

 ------------------------------        ------------------------------

 ------------------------------        ------------------------------

 Less -
   Inventory End of Month
                                       ------------------------------
   Shrinkage
                                       ------------------------------
   Personal Use
                                       ------------------------------
 Cost of Goods Sold                                                $0
                                       ==============================


   METHOD OF INVENTORY CONTROL

   Do you have a functioning perpetual inventory system?
                     Yes                No
                         --------          ---------
   How often do you take a complete physical inventory?


     Weekly
                                        ----------
     Monthly
                                        ----------
     Quarterly
                                        ----------
     Semi-annually
                                        ----------
     Annually
                                        ----------
Date of last physical inventory was
                                    -----------------

Date of next physical inventory is
                                    -----------------


 INVENTORY VALUATION METHODS

 Indicate by a checkmark method of inventory used.


 Valuation methods -
   FIFO cost
                                                               ----
   LIFO cost
                                                               ----
   Lower of cost or market
                                                               ----
   Retail method
                                                               ----
   Other
                                                               ----
      Explain


   ---------------------------------------------------------------------

   ---------------------------------------------------------------------

   ---------------------------------------------------------------------

                                      SCHEDULE C
                                     REAL PROPERTY

Description                                                                  COST                            MARKET VALUE
                                                                             ----                            ------------
   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------
   Total                                                                                     $0                                   $0
                                                                   ============================     ================================

                                      SCHEDULE D
                               OTHER DEPRECIABLE ASSETS

Description                                                                   COST                            MARKET VALUE
                                                                              ----                            ------------
Machinery & Equipment -

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   Total                                                                                     $0                                   $0
                                                                   ============================     ================================


Furniture & Fixtures -

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   Total                                                                                     $0                                   $0
                                                                   ============================     ================================

Office Equipment -

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------
   Total                                                                                     $0                                   $0
                                                                   ============================     ================================

Leasehold Improvements -

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------
   Total                                                                                     $0                                   $0
                                                                   ============================     ================================

Vehicles -

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------

   --------------------------------------------------              ----------------------------     --------------------------------
     Total                                                                                   $0                                   $0
                                                                   ============================     ================================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                   0-30 DAYS              31-60 DAYS         61-90 DAYS           91+ DAYS            TOTAL
                                ---------              ----------         ----------           --------            -----
FEDERAL

  Income Tax Withholding                                                                                                   $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  FICA - Employee                                                                                                          $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  FICA - Employer                                                                                                          $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Unemployment (FUTA)                                                                                                      $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Income                                                                                                                   $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Other (Attach List)                                                                                                      $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
TOTAL FEDERAL TAXES                          $0                    $0                  $0                $0                $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
STATE AND LOCAL

  Income Tax Withholding                                                                                                   $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Unemployment (UT)                                                                                                        $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Disability Insurance (DI)                                                                                                $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Empl. Training Tax (ETT)                                                                                                 $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Sales                                                                                                                    $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Excise                                                                                                                   $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Real property                                                                                                            $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Personal property                                                                                                        $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Income                                                                                                                   $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
  Other (Attach List)                                                                                                      $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
TOTAL STATE & LOCAL TAXES                    $0                    $0                  $0                $0                $0
                             -------------------  --------------------  ------------------  ----------------  ----------------
TOTAL TAXES                                  $0                    $0                  $0                $0                $0
                             ===================  ====================  ==================  ================  ================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                          CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -               AMOUNT          AMOUNT (b)
-------------------------------------------               ------          ----------
  Secured claims  (a)                                             $0                 $0
                                                       -------------  -----------------
  Priority claims other than taxes                                $0                 $0
                                                       -------------  -----------------
  Priority tax claims                                             $0                 $0
                                                       -------------  -----------------
  General unsecured claims                                        $0                 $0
                                                       -------------  -----------------

(a)      List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1             ACCOUNT 2             ACCOUNT 3          ACCOUNT 4
                                           ---------             ---------             ---------          ---------
Bank
                                        -------------------  --------------------  ------------------  ----------------
Account Type
                                        -------------------  --------------------  ------------------  ----------------
Account No.
                                        -------------------  --------------------  ------------------  ----------------
Account Purpose
                                        -------------------  --------------------  ------------------  ----------------
Balance, End of Month

                                        -------------------  --------------------  ------------------  ----------------
Total Funds on Hand for all Accounts                     $0
                                        ===================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/02

                                                                            h              Actual                   Cumulative
                                                                                        Current Month             (Case to Date)
                                                                                        -------------             --------------
    CASH RECEIPTS
1        Rent/Leases Collected
                                                                                      ------------------      ----------------------
2        Cash Received from Sales
                                                                                      ------------------      ----------------------
3        Interest Received
                                                                                      ------------------      ----------------------
4        Borrowings
                                                                                      ------------------      ----------------------
5        Funds from Shareholders, Partners, or Other Insiders
                                                                                      ------------------      ----------------------
6        Capital Contributions
                                                                                      ------------------      ----------------------
7
                --------------------------------------------------                    ------------------      ----------------------
8
                --------------------------------------------------                    ------------------      ----------------------
9
                --------------------------------------------------                    ------------------      ----------------------
10
                --------------------------------------------------                    ------------------      ----------------------
11
                --------------------------------------------------                    ------------------      ----------------------
12                      TOTAL CASH RECEIPTS                                                           $0                          $0
                                                                                      ------------------      ----------------------
    CASH DISBURSEMENTS

13       Payments for Inventory
                                                                                      ------------------      ----------------------
14       Selling
                                                                                      ------------------      ----------------------
15       Administrative
                                                                                      ------------------      ----------------------
16       Capital Expenditures
                                                                                      ------------------      ----------------------
17       Principal Payments on Debt
                                                                                      ------------------      ----------------------
18       Interest Paid
                                                                                      ------------------      ----------------------
         Rent/Lease:

19              Personal Property
                                                                                      ------------------      ----------------------
20              Real Property
                                                                                      ------------------      ----------------------
         Amount Paid to Owner(s)/Officer(s)

21              Salaries
                                                                                      ------------------      ----------------------
22              Draws
                                                                                      ------------------      ----------------------
23              Commissions/Royalties
                                                                                      ------------------      ----------------------
24              Expense Reimbursements
                                                                                      ------------------      ----------------------
25              Other
                                                                                      ------------------      ----------------------
26       Salaries/Commissions (less employee withholding)
                                                                                      ------------------      ----------------------
27       Management Fees
                                                                                      ------------------      ----------------------
         Taxes:

28              Employee Withholding
                                                                                      ------------------      ----------------------
29              Employer Payroll Taxes
                                                                                      ------------------      ----------------------
30              Real Property Taxes
                                                                                      ------------------      ----------------------
31              Other Taxes
                                                                                      ------------------      ----------------------
32       Other Cash Outflows:
                                                                                      ------------------      ----------------------
33
                --------------------------------------------------                    ------------------      ----------------------
34
                --------------------------------------------------                    ------------------      ----------------------
35
                --------------------------------------------------                    ------------------      ----------------------
36
                --------------------------------------------------                    ------------------      ----------------------
37
                --------------------------------------------------                    ------------------      ----------------------

38              TOTAL CASH DISBURSEMENTS:                                                             $0                          $0
                                                                                      ------------------      ----------------------
39 NET INCREASE (DECREASE) IN CASH                                                                    $0                          $0
                                                                                      ------------------      ----------------------
40 CASH BALANCE, BEGINNING OF PERIOD
                                                                                      ------------------      ----------------------
41 CASH BALANCE, END OF PERIOD                                                                        $0                          $0
                                                                                      ==================      ======================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/02

       CASH FLOWS FROM OPERATING ACTIVITIES                                                ACTUAL                    CUMULATIVE
                                                                                        CURRENT MONTH              (CASE TO DATE)
                                                                                        -------------              --------------
1        Cash Received from Sales
                                                                                      ------------------      ----------------------
2        Rent/Leases Collected
                                                                                      ------------------      ----------------------
3        Interest Received
                                                                                      ------------------      ----------------------
4        Cash Paid to Suppliers
                                                                                      ------------------      ----------------------
5        Cash Paid for Selling Expenses
                                                                                      ------------------      ----------------------
6        Cash Paid for Administrative Expenses
                                                                                      ------------------      ----------------------
         Cash Paid for Rents/Leases:

7              Personal Property
                                                                                      ------------------      ----------------------
8              Real Property
                                                                                      ------------------      ----------------------
9        Cash Paid for Interest
                                                                                      ------------------      ----------------------
10       Cash Paid for Net Payroll and Benefits
                                                                                      ------------------      ----------------------
         Cash Paid to Owner(s)/Officer(s)

11             Salaries
                                                                                      ------------------      ----------------------
12             Draws
                                                                                      ------------------      ----------------------
13             Commissions/Royalties

14             Expense Reimbursements
                                                                                      ------------------      ----------------------
15             Other
                                                                                      ------------------      ----------------------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.

16             Employer Payroll Tax
                                                                                      ------------------      ----------------------
17             Employee Withholdings

18             Real Property Taxes
                                                                                      ------------------      ----------------------
19             Other Taxes
                                                                                      ------------------      ----------------------
20       Cash Paid for General Expenses
                                                                                      ------------------      ----------------------
21
         ---------------------------------------------------------                    ------------------      ----------------------
22
         ---------------------------------------------------------                    ------------------      ----------------------
23
         ---------------------------------------------------------                    ------------------      ----------------------
24
         ---------------------------------------------------------                    ------------------      ----------------------
25

         ---------------------------------------------------------                    ------------------      ----------------------
26

         ---------------------------------------------------------                    ------------------      ----------------------
27     NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                   $0                          $0
                                                                                      ------------------      ----------------------
       CASH FLOWS FROM REORGANIZATION ITEMS

28             Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                      ------------------      ----------------------
29             Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                      ------------------      ----------------------
30             U.S. Trustee Quarterly Fees
                                                                                      ------------------      ----------------------
31

         ---------------------------------------------------------                    ------------------      ----------------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $0                          $0
                                                                                      ------------------      ----------------------
33     NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                          $0
                                                                                      ------------------      ----------------------
       CASH FLOWS FROM INVESTING ACTIVITIES

34             Capital Expenditures
                                                                                      ------------------      ----------------------
35             Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                      ------------------      ----------------------
36
         ---------------------------------------------------------                    ------------------      ----------------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                          $0
                                                                                      ------------------      ----------------------
       CASH FLOWS FROM FINANCING ACTIVITIES

38             Net Borrowings (Except Insiders)
                                                                                      ------------------      ----------------------
39             Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                      ------------------      ----------------------
40             Capital Contributions
                                                                                      ------------------      ----------------------
41             Principal Payments

                                                                                      ------------------      ----------------------
42

         ---------------------------------------------------------                    ------------------      ----------------------

43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                          $0
                                                                                      ------------------      ----------------------
44     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                          $0
                                                                                      ------------------      ----------------------
45     CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH

                                                                                      ------------------      ----------------------
46     CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                          $0
                                                                                      ==================      ======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: NomadIQ, Inc.                    CASE NO.            01-33128 (DM)
                                                            -------------
                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS


      MONTH ENDED:    Sep 02                      PETITION DATE:     12/10/01
                   ------------                                  --------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2.   ASSET AND LIABILITY STRUCTURE                                        END OF CURRENT        END OF PRIOR       AS OF PETITION
                                                                               MONTH                MONTH               FILING
                                                                        ---------------     ----------------       --------------
     a.  Current Assets                                                             $0                   $0
                                                                        ---------------     ----------------
     b.  Total Assets                                                               $0                   $0                   $0
                                                                        ---------------     ----------------       --------------
     c.  Current Liabilities                                                        $0                   $0
                                                                        ---------------     ----------------
     d.  Total Liabilities                                                          $0                   $0                   $0
                                                                        ---------------     ----------------       --------------

                                                                                                                     CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH         PRIOR MONTH          (CASE TO DATE)
                                                                        -------------         -----------          -------------

     a.  Total Receipts                                                             $0                   $0                   $0
                                                                        ---------------     ----------------       --------------
     b.  Total Disbursements                                                        $0                   $0                   $0
                                                                        ---------------     ----------------       --------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                 $0                   $0                   $0
                                                                        ---------------     ----------------       --------------
     d.  Cash Balance Beginning of Month                                            $0                   $0                   $0
                                                                        ---------------     ----------------       --------------
     e.  Cash Balance End of Month (c + d)                                          $0                   $0                   $0
                                                                        ---------------     ----------------       --------------

                                                                                                                    CUMULATIVE
                                                                        CURRENT MONTH         PRIOR MONTH          (CASE TO DATE)
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                 $0                   $0                   $0
                                                                        ---------------     ----------------       --------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                    $0                   $0
                                                                        ---------------     ----------------
6.   POST-PETITION LIABILITIES                                                      $0                   $0
                                                                        ---------------     ----------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                         $0                   $0
                                                                        ---------------     ----------------


AT THE END OF THIS REPORTING MONTH:                                                                 YES                  NO
                                                                                                    ---                  --
8.   Have any payments been made on pre-petition debt, other than payments in the normal
     course to secured creditors or lessors? (if yes, attach listing including date of                                    X
     payment, amount of payment and name of payee)                                             --------------       --------------

9.   Have any payments been made to professionals?  (if yes, attach listing including date of                             X
     payment, amount of payment and name of payee)                                             --------------       --------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                               --------------       --------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
     attach listing including date of payment, amount and reason for payment,                                             X
     and name of payee)                                                                        --------------       --------------

12.  Is the estate insured for replacement cost of assets and for general liability?                 X
                                                                                               --------------       --------------
13.  Are a plan and disclosure statement on file?                                                    X
                                                                                               --------------       --------------
14.  Was there any post-petition borrowing during this reporting period?                                                  X
                                                                                               --------------       --------------


15.  Check if paid: Post-petition taxes   ;
                                       ---

     U.S. Trustee Quarterly Fees    X ;
                                   ---

     Check if filing is current for: Post-petition tax reporting and tax
     returns:    X  .
                ---

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:    Oct. 18, 2002                  /s/ Michael Malesardi
     ----------------------             ------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                           For the Month Ended   09/30/02
                                                ----------


               CURRENT MONTH
--------------------------------------------                                                           CUMULATIVE      NEXT MONTH
    ACTUAL         FORECAST      VARIANCE                                                            (CASE TO DATE)     FORECAST
    ------         --------      --------                                                            --------------     --------
                                                  REVENUES:
            $0                           $0     1   Gross Sales                                                 $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0     2   less: Sales Returns & Allowances                            $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0             $0            $0     3   Net Sales                                                   $0              $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0     4   less: Cost of Goods Sold  (Schedule 'B')                   $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0             $0            $0     5   Gross Profit                                                $0              $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0     6   Interest                                                    $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0     7   Other Income:                                               $0
---------------   ------------  ------------                        ----------------------------    ---------------   -------------
            $0                           $0     8                                                               $0
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
            $0                           $0     9                                                               $0
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
            $0             $0            $0    10       TOTAL REVENUES                                          $0              $0
---------------   ------------  ------------                                                        ---------------   -------------
                                                  EXPENSES:

            $0                           $0    11   Compensation to Owner(s)/Officer(s)                         $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    12   Salaries                                                    $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    13   Commissions                                                 $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    14   Contract Labor                                              $0
---------------   ------------  ------------                                                        ---------------   -------------
                                                    Rent/Lease:

            $0                           $0    15     Personal Property                                         $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    16     Real Property                                             $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    17   Insurance                                                   $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    18   Management Fees                                             $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    19   Depreciation                                                $0
---------------   ------------  ------------                                                        ---------------   -------------

                                                    Taxes:

            $0                           $0    20     Employer Payroll Taxes                                    $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    21     Real Property Taxes                                       $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    22     Other Taxes                                               $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    23   Other Selling                                               $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    24   Other Administrative                                        $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    25   Interest                                                    $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    26   Other Expenses:                                             $0
---------------   ------------  ------------                        ----------------------------    ---------------   -------------
                                         $0    27
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
                                         $0    28
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
                                         $0    29
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
                                         $0    30
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
                                         $0    31
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
                                         $0    32
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
                                         $0    33
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
                                         $0    34
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------
            $0             $0            $0    35       TOTAL EXPENSES                                          $0              $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0             $0            $0    36 SUBTOTAL                                                      $0              $0
---------------   ------------  ------------                                                        ---------------   -------------

                                                  REORGANIZATION ITEMS:
            $0                           $0    37   Professional Fees                                           $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    38   Provisions for Rejected Executory Contracts                 $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    39   Interest Earned on Accumulated Cash from                    $0
---------------   ------------  ------------        Resulting Chp 11 Case                           ---------------   -------------


            $0                           $0    40   Gain or (Loss) from Sale of Equipment                       $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    41   U.S. Trustee Quarterly Fees                                 $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    42                                                               $0
---------------   ------------  ------------      ----------------------------------------------    ---------------   -------------

            $0             $0            $0    43        TOTAL REORGANIZATION ITEMS                             $0              $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0             $0            $0    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0              $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0                           $0    45   Federal & State Income Taxes                                $0
---------------   ------------  ------------                                                        ---------------   -------------
            $0             $0            $0    46 NET PROFIT (LOSS)                                             $0              $0
===============   ============  ============                                                        ===============   =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED     09/30/02
                                             -------------


         ASSETS

                                                                                       FROM SCHEDULES                MARKET VALUE
                                                                                       --------------                ------------
            CURRENT ASSETS

     1          Cash and cash equivalents - unrestricted                                                                        $0
                                                                                                                    ---------------
     2          Cash and cash equivalents - restricted                                                                          $0
                                                                                                                    ---------------
     3          Accounts receivable (net)                                                     A                                 $0
                                                                                                                    ---------------
     4          Inventory                                                                     B                                 $0
                                                                                                                    ---------------
     5          Prepaid expenses                                                                                                $0
                                                                                                                    ---------------
     6          Professional retainers                                                                                          $0
                                                                                                                    ---------------
     7          Other:                                                                                                          $0
                       ------------------------------------------------------                                       ---------------
     8

                -------------------------------------------------------------                                       ---------------
     9                 TOTAL CURRENT ASSETS                                                                                     $0
                                                                                                                    ---------------
            PROPERTY AND EQUIPMENT (MARKET VALUE)

    10          Real property                                                                 C                                 $0
                                                                                                                    ---------------
    11          Machinery and equipment                                                       D                                 $0
                                                                                                                    ---------------
    12          Furniture and fixtures                                                        D                                 $0
                                                                                                                    ---------------
    13          Office equipment                                                              D                                 $0
                                                                                                                    ---------------
    14          Leasehold improvements                                                        D                                 $0
                                                                                                                    ---------------
    15          Vehicles                                                                      D                                 $0
                                                                                                                    ---------------
    16          Other:                                                                        D
                       ------------------------------------------------------                                       ---------------
    17                                                                                        D
                -------------------------------------------------------------                                       ---------------
    18                                                                                        D
                -------------------------------------------------------------                                       ---------------
    19                                                                                        D
                -------------------------------------------------------------                                       ---------------
    20                                                                                        D
                -------------------------------------------------------------                                       ---------------
    21                 TOTAL PROPERTY AND EQUIPMENT                                                                             $0
                                                                                                                    ---------------
            OTHER ASSETS

    22          Loans to shareholders                                                                                           $0
                                                                                                                    ---------------
    23          Loans to affiliates                                                                                             $0
                                                                                                                    ---------------
    24

                -------------------------------------------------------------                                       ---------------
    25

                -------------------------------------------------------------                                       ---------------
    26

                -------------------------------------------------------------                                       ---------------
    27

                -------------------------------------------------------------                                       ---------------
    28                 TOTAL OTHER ASSETS                                                                                       $0
                                                                                                                    ---------------
    29                 TOTAL ASSETS                                                                                             $0
                                                                                                                    ===============


         NOTE:

                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


         LIABILITIES FROM SCHEDULES


            POST-PETITION


                CURRENT LIABILITIES

    30                 Salaries and wages                                                                                      $0
                                                                                                                    --------------
    31                 Payroll taxes                                                                                           $0
                                                                                                                    --------------
    32                 Real and personal property taxes                                                                        $0
                                                                                                                    --------------
    33                 Income taxes                                                                                            $0
                                                                                                                    --------------
    34                 Sales taxes                                                                                             $0
                                                                                                                    --------------
    35                 Notes payable (short term)                                                                              $0
                                                                                                                    --------------
    36                 Accounts payable (trade)                                              A                                 $0
                                                                                                                    --------------
    37                 Real property lease arrearage                                                                           $0
                                                                                                                    --------------
    38                 Personal property lease arrearage                                                                       $0
                                                                                                                    --------------
    39                 Accrued professional fees                                                                               $0
                                                                                                                    --------------
    40                 Current portion of long-term post-petition debt
                       (due within 12 months)                                                                                  $0
                                                                                                                    --------------
    41                 Other:                                                                                                  $0
                                  -------------------------------------------                                       --------------
    42

                       ------------------------------------------------------                                       --------------
    43

                       ------------------------------------------------------                                       --------------
    44                 TOTAL CURRENT LIABILITIES                                                                               $0
                                                                                                                    --------------
    45          LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                    --------------
    46                 TOTAL POST-PETITION LIABILITIES                                                                         $0
                                                                                                                    --------------
            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

    47                 Secured claims                                                        F                                 $0
                                                                                                                    --------------
    48                 Priority unsecured claims                                             F                                 $0
                                                                                                                    --------------
    49                 General unsecured claims                                              F                                 $0
                                                                                                                    --------------
    50                 TOTAL PRE-PETITION LIABILITIES                                                                          $0
                                                                                                                    --------------

    51                 TOTAL LIABILITIES                                                                                       $0
                                                                                                                    --------------
          EQUITY (DEFICIT)

    52          Retained Earnings/(Deficit) at time of filing                                                                  $0
                                                                                                                    --------------
    53          Capital Stock                                                                                                  $0
                                                                                                                    --------------
    54          Additional paid-in capital                                                                                     $0
                                                                                                                    --------------
    55          Cumulative profit/(loss) since filing of case                                                                  $0
                                                                                                                    --------------
    56          Post-petition contributions/(distributions) or (draws)                                                         $0
                                                                                                                    --------------
    57
                -------------------------------------------------------------                                       --------------
    58          Market value adjustment                                                                                        $0
                                                                                                                    --------------
    59                 TOTAL EQUITY (DEFICIT)                                                                                  $0
                                                                                                                    --------------
    60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                $0
                                                                                                                    ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                          ACCOUNTS RECEIVABLE             ACCOUNTS PAYABLE            PAST DUE
                                                       [PRE AND POST PETITION]            [POST PETITION]       POST PETITION DEBT
                                                       -----------------------            ---------------       ------------------
    0 -30 Days                                                           $0                          $0
                                                       ---------------------            ----------------
    31-60 Days                                                           $0                          $0
                                                       ---------------------            ----------------
    61-90 Days                                                           $0                          $0                        $0
                                                       ---------------------            ----------------        ------------------
    91+ Days                                                             $0                          $0
                                                       ---------------------            ----------------
    Total accounts receivable/payable                                    $0                          $0
                                                       ---------------------            ================
    Allowance for doubtful accounts
                                                       ---------------------
    Accounts receivable (net)                                            $0
                                                       =====================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)

                                                           INVENTORY(IES)
                                                             BALANCE AT
                                                            END OF MONTH
                                                            ------------
    Retail/Restaurants -
      Product for resale

                                                           --------------

    Distribution -
      Products for resale

                                                           --------------

    Manufacturer -
      Raw Materials

                                                           --------------
      Work-in-progress

                                                           --------------
      Finished goods

                                                           --------------

    Other - Explain

                                                           --------------

    ---------------------------------

    ---------------------------------
        TOTAL                                                         $0
                                                           ==============


COST OF GOODS SOLD


INVENTORY BEGINNING OF MONTH
                                                           --------------
Add -
  Net purchase

                                                           --------------
  Direct labor

                                                           --------------
  Manufacturing overhead

                                                           --------------
  Freight in

                                                           --------------
  Other:
                                                           --------------

------------------------------------------                 --------------

------------------------------------------                 --------------

Less -
  Inventory End of Month

                                                           --------------
  Shrinkage

                                                           --------------
  Personal Use

                                                           --------------

Cost of Goods Sold                                                    $0
                                                           ==============

    METHOD OF INVENTORY CONTROL

    Do you have a functioning perpetual inventory system?

                Yes         No
                    ------     -------
    How often do you take a complete physical inventory?

      Weekly
                          -----
      Monthly
                          -----
      Quarterly
                          -----
      Semi-annually
                          -----
      Annually
                          -----

Date of last physical inventory was
                                      ----------------------

Date of next physical inventory is
                                      ----------------------




INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory used.

Valuation methods -

    FIFO cost
                                          ----
    LIFO cost
                                          ----
    Lower of cost or market
                                          ----
    Retail method
                                          ----
    Other
                                          ----
      Explain

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                                    COST              MARKET VALUE
                                                                                               ----              ------------
       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------
       Total                                                                                           $0                     $0
                                                                                         =================    ===================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description
Machinery & Equipment -                                                                        COST              MARKET VALUE
                                                                                               ----              ------------
       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------
       Total                                                                                           $0                     $0
                                                                                         =================    ===================
Furniture & Fixtures -

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------
       Total                                                                                           $0                     $0
                                                                                         =================    ===================
Office Equipment -

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------
       Total                                                                                           $0                     $0
                                                                                         =================    ===================
Leasehold Improvements -

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------
       Total                                                                                           $0                     $0
                                                                                         =================    ===================
Vehicles -

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------

       ------------------------------------------------------                            -----------------    -------------------
       Total                                                                                           $0                     $0
                                                                                         =================    ===================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                                   0-30 DAYS         31-60 DAYS        61-90 DAYS       91+ DAYS           TOTAL
                                                ---------         ----------        ----------       --------           -----
Federal

        Income Tax Withholding                                                                                                $0
                                              -------------     --------------    -------------    -----------       -----------
        FICA - Employee                                                                                                      $0
                                              -------------     --------------    -------------    -----------       -----------
        FICA - Employer                                                                                                      $0
                                              -------------     --------------    -------------    -----------       -----------
        Unemployment (FUTA)                                                                                                  $0
                                              -------------     --------------    -------------    -----------       -----------
        Income                                                                                                               $0
                                              -------------     --------------    -------------    -----------       -----------
        Other (Attach List)                                                                                                  $0
                                              -------------     --------------    -------------    -----------       -----------
TOTAL FEDERAL TAXES                                     $0                 $0               $0             $0                $0
                                              -------------     --------------    -------------    -----------       -----------
STATE AND LOCAL

        Income Tax Withholding                                                                                               $0
                                              -------------     --------------    -------------    -----------       -----------
        Unemployment (UT)                                                                                                    $0
                                              -------------     --------------    -------------    -----------       -----------
        Disability Insurance (DI)                                                                                            $0
                                              -------------     --------------    -------------    -----------       -----------
        Empl. Training Tax (ETT)                                                                                             $0
                                              -------------     --------------    -------------    -----------       -----------
        Sales                                                                                                                $0
                                              -------------     --------------    -------------    -----------       -----------
        Excise                                                                                                               $0
                                              -------------     --------------    -------------    -----------       -----------
        Real property                                                                                                        $0
                                              -------------     --------------    -------------    -----------       -----------
        Personal property                                                                                                    $0
                                              -------------     --------------    -------------    -----------       -----------
        Income                                                                                                               $0
                                              -------------     --------------    -------------    -----------       -----------
        Other (Attach List)                                                                                                  $0
                                              -------------     --------------    -------------    -----------       -----------
TOTAL STATE & LOCAL TAXES                               $0                 $0               $0             $0                $0
                                              -------------     --------------    -------------    -----------       -----------
TOTAL TAXES                                             $0                 $0               $0             $0                $0
                                              =============     ==============    =============    ===========       ===========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                              CLAIMED               ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                   AMOUNT               AMOUNT (B)
-------------------------------------------                                                   -------              ----------

        Secured claims  (a)                                                                            $0                    $0
                                                                                         -----------------       ---------------
        Priority claims other than taxes                                                               $0                    $0
                                                                                         -----------------       ---------------
        Priority tax claims                                                                            $0                    $0
                                                                                         -----------------       ---------------
        General unsecured claims                                                                       $0                    $0
                                                                                         -----------------       ---------------


        (a)     List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                   ACCOUNT 1             ACCOUNT 2           ACCOUNT 3          ACCOUNT 4
                                                   ---------             ---------           ---------          ---------
Bank

                                                -----------------    ------------------   -----------------   ---------------
Account Type

                                                -----------------    ------------------   -----------------   ---------------
Account No.
                                                -----------------    ------------------   -----------------   ---------------
Account Purpose

                                                -----------------    ------------------   -----------------   ---------------
Balance, End of Month

                                                -----------------    ------------------   -----------------   ---------------
Total Funds on Hand for all Accounts                          $0
                                                =================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  09/30/02
                                               --------


                                                                                     Actual                     Cumulative
                                                                                 Current Month                (Case to Date)
                                                                                 -------------                --------------
     CASH RECEIPTS

1         Rent/Leases Collected
                                                                                --------------------         -------------------
2         Cash Received from Sales
                                                                                --------------------         -------------------
3         Interest Received
                                                                                --------------------         -------------------
4         Borrowings
                                                                                --------------------         -------------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                                --------------------         -------------------
6         Capital Contributions
                                                                                --------------------         -------------------
7
          ------------------------------------------------------------          --------------------         -------------------
8
          ------------------------------------------------------------          --------------------         -------------------
9
          ------------------------------------------------------------          --------------------         -------------------
10
          ------------------------------------------------------------          --------------------         -------------------
11
          ------------------------------------------------------------          --------------------         -------------------
12            TOTAL CASH RECEIPTS                                                                $0                          $0
                                                                                --------------------         -------------------
     CASH DISBURSEMENTS

13        Payments for Inventory
                                                                                --------------------         -------------------
14        Selling
                                                                                --------------------         -------------------
15        Administrative
                                                                                --------------------         -------------------
16        Capital Expenditures
                                                                                --------------------         -------------------
17        Principal Payments on Debt
                                                                                --------------------         -------------------
18        Interest Paid
                                                                                --------------------         -------------------
          Rent/Lease:
19            Personal Property
                                                                                --------------------         -------------------
20            Real Property
                                                                                --------------------         -------------------
          Amount Paid to Owner(s)/Officer(s)
21            Salaries
                                                                                --------------------         -------------------
22            Draws
                                                                                --------------------         -------------------
23            Commissions/Royalties
                                                                                --------------------         -------------------
24            Expense Reimbursements
                                                                                --------------------         -------------------
25            Other
                                                                                --------------------         -------------------
26        Salaries/Commissions (less employee withholding)
                                                                                --------------------         -------------------
27        Management Fees
                                                                                --------------------         -------------------
          Taxes:
28            Employee Withholding
                                                                                --------------------         -------------------
29            Employer Payroll Taxes
                                                                                --------------------         -------------------
30            Real Property Taxes
                                                                                --------------------         -------------------
31            Other Taxes
                                                                                --------------------         -------------------
32        Other Cash Outflows:
                                                                                --------------------         -------------------
33
              --------------------------------------------------------          --------------------         -------------------
34
              --------------------------------------------------------          --------------------         -------------------
35
              --------------------------------------------------------          --------------------         -------------------
36
              --------------------------------------------------------          --------------------         -------------------
37
              --------------------------------------------------------          --------------------         -------------------
38            TOTAL CASH DISBURSEMENTS:                                                          $0                          $0
                                                                                --------------------         -------------------
39   NET INCREASE (DECREASE) IN CASH                                                             $0                          $0
                                                                                --------------------         -------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                --------------------         -------------------
41   CASH BALANCE, END OF PERIOD                                                                 $0                          $0
                                                                                ====================         ===================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended    09/30/02
                                                -----------

                                                                                                ACTUAL               CUMULATIVE
       CASH FLOWS FROM OPERATING ACTIVITIES                                                  CURRENT MONTH         (CASE TO DATE)
                                                                                             -------------         --------------
1        Cash Received from Sales
                                                                                             ---------------       --------------
2        Rent/Leases Collected
                                                                                             ---------------       --------------
3        Interest Received
                                                                                             ---------------       --------------
4        Cash Paid to Suppliers
                                                                                             ---------------       --------------
5        Cash Paid for Selling Expenses
                                                                                             ---------------       --------------
6        Cash Paid for Administrative Expenses
                                                                                             ---------------       --------------
         Cash Paid for Rents/Leases:
7          Personal Property
                                                                                             ---------------       --------------
8          Real Property
                                                                                             ---------------       --------------
9        Cash Paid for Interest
                                                                                             ---------------       --------------
10       Cash Paid for Net Payroll and Benefits
                                                                                             ---------------       --------------
         Cash Paid to Owner(s)/Officer(s)
11         Salaries
                                                                                             ---------------       --------------
12         Draws
                                                                                             ---------------       --------------
13         Commissions/Royalties
                                                                                             ---------------       --------------
14         Expense Reimbursements
                                                                                             ---------------       --------------
15         Other
                                                                                             ---------------       --------------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.
16         Employer Payroll Tax
                                                                                             ---------------       --------------
17         Employee Withholdings
                                                                                             ---------------       --------------
18         Real Property Taxes
                                                                                             ---------------       --------------
19         Other Taxes
                                                                                             ---------------       --------------
20       Cash Paid for General Expenses
                                                                                             ---------------       --------------
21
         ----------------------------------------------------------------------              ---------------       --------------
22
         ----------------------------------------------------------------------              ---------------       --------------
23
         ----------------------------------------------------------------------              ---------------       --------------
24
         ----------------------------------------------------------------------              ---------------       --------------
25
         ----------------------------------------------------------------------              ---------------       --------------
26
         ----------------------------------------------------------------------              ---------------       --------------
27         NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                  $0                   $0
                                                                                             ---------------       --------------
       CASH FLOWS FROM REORGANIZATION ITEMS

28       Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                             ---------------       --------------
29       Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                             ---------------       --------------
30       U.S. Trustee Quarterly Fees
                                                                                             ---------------       --------------
31
         ----------------------------------------------------------------------              ---------------       --------------
32         NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                              $0                   $0
                                                                                             ---------------       --------------
33     NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                        $0                   $0
                                                                                             ---------------       --------------
       CASH FLOWS FROM INVESTING ACTIVITIES

34       Capital Expenditures
                                                                                             ---------------       --------------
35       Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                             ---------------       --------------
36
         ----------------------------------------------------------------------              ---------------       --------------
37         NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0                   $0
                                                                                             ---------------       --------------
       CASH FLOWS FROM FINANCING ACTIVITIES

38       Net Borrowings (Except Insiders)
                                                                                             ---------------       --------------
39       Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                             ---------------       --------------
40       Capital Contributions
                                                                                             ---------------       --------------
41       Principal Payments
                                                                                             ---------------       --------------
42
         ----------------------------------------------------------------------              ---------------       --------------
43         NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0                   $0
                                                                                              ---------------       --------------
44     NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               $0                   $0
                                                                                              ---------------       --------------
45     CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                              ---------------       --------------
46     CASH AND CASH EQUIVALENTS AT END OF MONTH                                                          $0                   $0
                                                                                              ===============       ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: OmniSky International, LLC        |    CASE NO.       01-33126 (DM)
                                         |
                                         |    CHAPTER 11
                                         |    MONTHLY OPERATING REPORT
                                         |    (GENERAL BUSINESS CASE)
-----------------------------------------

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED:     Sep 02                 PETITION DATE:     12/10/01
                    ------------                              --------------

1.    Debtor in possession (or trustee) hereby submits this Monthly
      Operating Report on the Accrual Basis of accounting (or if checked     ---
      here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in $1

                                                                                END OF CURRENT      END OF PRIOR      AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                                                 MONTH               MONTH             FILING
                                                                                    -----               -----             ------
      a.  Current Assets                                                                    $0                 $0
                                                                                --------------     --------------
      b.  Total Assets                                                                      $0                 $0                 $0
                                                                                --------------     --------------     --------------
      c.  Current Liabilities                                                               $0                 $0
                                                                                --------------     --------------
      d.  Total Liabilities                                                                 $0                 $0                 $0
                                                                                --------------     --------------     --------------

                                                                                                                        CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                                                 -------------       -----------      --------------
      a.  Total Receipts                                                                    $0                 $0                 $0
                                                                                --------------     --------------     --------------
      b.  Total Disbursements                                                               $0                 $0                 $0
                                                                                --------------     --------------     --------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                        $0                 $0                 $0
                                                                                --------------     --------------     --------------
      d.  Cash Balance Beginning of Month                                                   $0                 $0                 $0
                                                                                --------------     --------------     --------------
      e.  Cash Balance End of Month (c + d)                                                 $0                 $0                 $0
                                                                                --------------     --------------     --------------

                                                                                                                        CUMULATIVE
                                                                                 CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                                                 -------------       -----------      --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                        $0                 $0                 $0
                                                                                --------------     --------------     --------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                           $0                 $0
                                                                                --------------     --------------
6.    POST-PETITION LIABILITIES                                                             $0                 $0
                                                                                --------------     --------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                                $0                 $0
                                                                                --------------     --------------

AT THE END OF THIS REPORTING MONTH:                                                                      YES               NO
                                                                                                         ---               --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                                   X
      course to secured creditors or lessors? (if yes, attach listing including date of            --------------     --------------
      payment, amount of payment and name of payee)

9.    Have any payments been made to professionals? (if yes, attach listing including date of                               X
      payment, amount of payment and name of payee)                                                --------------     --------------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                   --------------     --------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?                                           X
      (if yes, attach listing including date of payment, amount and reason for payment, and        --------------     --------------
      name of payee)

12.   Is the estate insured for replacement cost of assets and for general liability?                     X
                                                                                                   --------------     --------------
13.   Are a plan and disclosure statement on file?                                                        X
                                                                                                   --------------     --------------
14.   Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                   --------------     --------------

15.   Check if paid: Post-petition taxes    ;  U.S. Trustee Quarterly Fees   X ;
                                         ---                                ---
      Check if filing is current for: Post-petition
      tax reporting and tax returns:      X .
                                         ---
      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:    Oct. 18, 2002                 /s/ Michael Malesardi
      -------------------              ---------------------------------------
                                       Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                           For the Month Ended 09/30/02

               CURRENT MONTH
--------------------------------------------
                                                                                                       CUMULATIVE       NEXT MONTH
   ACTUAL         FORECAST        VARIANCE                                                           (CASE TO DATE)      FORECAST
------------    ------------    ------------                                                         --------------    ------------
                                                   REVENUES:

          $0                              $0     1  Gross Sales                                                  $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0     2  less: Sales Returns & Allowances                             $0
------------    ------------    ------------                                                         --------------    ------------
          $0              $0              $0     3  Net Sales                                                    $0              $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0     4  less: Cost of Goods Sold       (Schedule 'B')                $0
------------    ------------    ------------                                                         --------------    ------------
          $0              $0              $0     5  Gross Profit                                                 $0              $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0     6  Interest                                                     $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0     7  Other Income:                                                $0
------------    ------------    ------------                      -------------------------------    --------------    ------------
          $0                              $0     8                                                               $0
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
          $0                              $0     9                                                               $0
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
          $0              $0              $0    10       TOTAL REVENUES                                          $0              $0
------------    ------------    ------------                                                         --------------    ------------
                                                   EXPENSES:

          $0                              $0    11  Compensation to Owner(s)/Officer(s)                          $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    12  Salaries                                                     $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    13  Commissions                                                  $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    14  Contract Labor                                               $0
------------    ------------    ------------                                                         --------------    ------------
                                                    Rent/Lease:
          $0                              $0    15    Personal Property                                          $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    16    Real Property                                              $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    17  Insurance                                                    $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    18  Management Fees                                              $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    19  Depreciation                                                 $0
------------    ------------    ------------                                                         --------------    ------------
                                                    Taxes:
          $0                              $0    20    Employer Payroll Taxes                                     $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    21    Real Property Taxes                                        $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    22    Other Taxes                                                $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    23  Other Selling                                                $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    24  Other Administrative                                         $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    25  Interest                                                     $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    26  Other Expenses:                                              $0
------------    ------------    ------------                        -----------------------------    --------------    ------------
                                          $0    27
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
                                          $0    28
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
                                          $0    29
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
                                          $0    30
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
                                          $0    31
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
                                          $0    32
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
                                          $0    33
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
                                          $0    34
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
          $0              $0              $0    35       TOTAL EXPENSES                                          $0              $0
------------    ------------    ------------                                                         --------------    ------------
          $0              $0              $0    36 SUBTOTAL                                                      $0              $0
------------    ------------    ------------                                                         --------------    ------------
                                                   REORGANIZATION ITEMS:
          $0                              $0    37  Professional Fees                                            $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    38  Provisions for Rejected Executory Contracts                  $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    39  Interest Earned on Accumulated Cash from                     $0
------------    ------------    ------------         Resulting Chp 11 Case                           --------------    ------------
          $0                              $0    40  Gain or (Loss) from Sale of Equipment                        $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    41  U.S. Trustee Quarterly Fees                                  $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    42                                                               $0
------------    ------------    ------------       ----------------------------------------------    --------------    ------------
          $0              $0              $0    43        TOTAL REORGANIZATION ITEMS                             $0              $0
------------    ------------    ------------                                                         --------------    ------------
          $0              $0              $0    44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                $0              $0
------------    ------------    ------------                                                         --------------    ------------
          $0                              $0    45  Federal & State Income Taxes                                 $0
------------    ------------    ------------                                                         --------------    ------------
          $0              $0              $0    46 NET PROFIT (LOSS)                                             $0              $0
============    ============    ============                                                         ==============    ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 09/30/02


   ASSETS
                                                                                   FROM SCHEDULES      MARKET VALUE
                                                                                   --------------      ------------

      CURRENT ASSETS

 1          Cash and cash equivalents - unrestricted                                                               $0
                                                                                                     ----------------
 2          Cash and cash equivalents - restricted                                                                 $0
                                                                                                     ----------------
 3          Accounts receivable (net)                                                     A                        $0
                                                                                                     ----------------
 4          Inventory                                                                     B                        $0
                                                                                                     ----------------
 5          Prepaid expenses                                                                                       $0
                                                                                                     ----------------
 6          Professional retainers                                                                                 $0
                                                                                                     ----------------
 7          Other:                                                                                                 $0
                   -------------------------------------------------------------                     ----------------
 8
            --------------------------------------------------------------------                     ----------------
 9                      TOTAL CURRENT ASSETS                                                                       $0
                                                                                                     ----------------
      PROPERTY AND EQUIPMENT (MARKET VALUE)

10          Real property                                                                 C                        $0
                                                                                                     ----------------
11          Machinery and equipment                                                       D                        $0
                                                                                                     ----------------
12          Furniture and fixtures                                                        D                        $0
                                                                                                     ----------------
13          Office equipment                                                              D                        $0
                                                                                                     ----------------
14          Leasehold improvements                                                        D                        $0
                                                                                                     ----------------
15          Vehicles                                                                      D                        $0
                                                                                                     ----------------
16          Other:                                                                        D
                   -------------------------------------------------------------                     ----------------
17                                                                                        D
            --------------------------------------------------------------------                     ----------------
18                                                                                        D
            --------------------------------------------------------------------                     ----------------
19                                                                                        D
            --------------------------------------------------------------------                     ----------------
20                                                                                        D
            --------------------------------------------------------------------                     ----------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                $0
                                                                                                     ----------------
      OTHER ASSETS

22          Loans to shareholders                                                                                  $0
                                                                                                     ----------------
23          Loans to affiliates                                                                                    $0
                                                                                                     ----------------
24
            --------------------------------------------------------------------                     ----------------
25
            --------------------------------------------------------------------                     ----------------
26
            --------------------------------------------------------------------                     ----------------
27
            --------------------------------------------------------------------                     ----------------
28                     TOTAL OTHER ASSETS                                                                          $0
                                                                                                     ----------------
29                     TOTAL ASSETS                                                                                $0
                                                                                                     ================

      NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

  LIABILITIES FROM SCHEDULES

            POST-PETITION

                  CURRENT LIABILITIES

30                      Salaries and wages                                                                         $0
                                                                                                     ----------------
31                      Payroll taxes                                                                              $0
                                                                                                     ----------------
32                      Real and personal property taxes                                                           $0
                                                                                                     ----------------
33                      Income taxes                                                                               $0
                                                                                                     ----------------
34                      Sales taxes                                                                                $0
                                                                                                     ----------------
35                      Notes payable (short term)                                                                 $0
                                                                                                     ----------------
36                      Accounts payable (trade)                                          A                        $0
                                                                                                     ----------------
37                      Real property lease arrearage                                                              $0
                                                                                                     ----------------
38                      Personal property lease arrearage                                                          $0
                                                                                                     ----------------
39                      Accrued professional fees                                                                  $0
                                                                                                     ----------------
40                      Current portion of long-term post-petition debt
                            (due within 12 months)                                                                 $0
                                                                                                     ----------------
41                      Other:                                                                                     $0
                               -------------------------------------------------                     ----------------
42
                        --------------------------------------------------------                     ----------------
43
                        --------------------------------------------------------                     ----------------
44                      TOTAL CURRENT LIABILITIES                                                                  $0
                                                                                                     ----------------
45                LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                     ----------------
46                      TOTAL POST-PETITION LIABILITIES                                                            $0
                                                                                                     ----------------
            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                      Secured claims                                                    F                        $0
                                                                                                     ----------------
48                      Priority unsecured claims                                         F                        $0
                                                                                                     ----------------
49                      General unsecured claims                                          F                        $0
                                                                                                     ----------------
50                      TOTAL PRE-PETITION LIABILITIES                                                             $0
                                                                                                     ----------------
51                      TOTAL LIABILITIES                                                                          $0
                                                                                                     ----------------
      EQUITY (DEFICIT)

52                Retained Earnings/(Deficit) at time of filing                                                    $0
                                                                                                     ----------------
53                Capital Stock                                                                                    $0
                                                                                                     ----------------
54                Additional paid-in capital                                                                       $0
                                                                                                     ----------------
55                Cumulative profit/(loss) since filing of case                                                    $0
                                                                                                     ----------------
56                Post-petition contributions/(distributions) or (draws)                                           $0
                                                                                                     ----------------
57
                  --------------------------------------------------------------                     ----------------

58                Market value adjustment                                                                          $0
                                                                                                     ----------------
59                            TOTAL EQUITY (DEFICIT)                                                               $0
                                                                                                     ----------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                       $0
                                                                                                     ================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                             ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS                            [PRE AND POST PETITION]      [POST PETITION]       POST PETITION DEBT
                                                           -----------------------      ---------------       ------------------
   0 -30 Days                                                                   $0                      $0
                                                           -----------------------    --------------------
   31-60 Days                                                                   $0                      $0
                                                           -----------------------    --------------------
   61-90 Days                                                                   $0                      $0                    $0
                                                           -----------------------    --------------------    ------------------
   91+ Days                                                                     $0                      $0
                                                           -----------------------    --------------------
   Total accounts receivable/payable                                            $0                      $0
                                                           -----------------------    ====================
   Allowance for doubtful accounts
                                                           -----------------------
   Accounts receivable (net)                                                    $0
                                                           =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                  COST OF GOODS SOLD

                                                   INVENTORY(IES)
                                                     BALANCE AT
                                                    END OF MONTH
                                                    ------------
                                                                    INVENTORY BEGINNING OF MONTH
                                                                                                                      --------------
                                                                    Add -
   Retail/Restaurants -                                               Net purchase
                                                                                                                      --------------
     Product for resale                                               Direct labor
                                                   --------------                                                     --------------
                                                                      Manufacturing overhead

                                                                                                                      --------------
   Distribution -                                                     Freight in
                                                                                                                      --------------
     Products for resale                                              Other:
                                                   --------------                                                     --------------

                                                                    -----------------------------------------------   --------------
   Manufacturer -
                                                                    -----------------------------------------------   --------------
     Raw Materials
                                                   --------------
     Work-in-progress                                               Less -
                                                   --------------
     Finished goods                                                   Inventory End of Month
                                                   --------------                                                     --------------
                                                                      Shrinkage
                                                                                                                      --------------
   Other - Explain                                                    Personal Use
                                                   --------------                                                     --------------

   ---------------------------------------------
                                                                    Cost of Goods Sold                                            $0
   ---------------------------------------------                                                                      ==============
       TOTAL                                                   $0
                                                   ==============


   METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS

   Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory used.
             Yes              No
                 ------          -------
   How often do you take a complete physical inventory?             Valuation methods -
                                                                      FIFO cost
                                                                                                               ----
     Weekly                                                           LIFO cost
                      ----------                                                                               ----
     Monthly                                                          Lower of cost or market
                      ----------                                                                               ----
     Quarterly                                                        Retail method
                      ----------                                                                               ----
     Semi-annually                                                    Other
                      ----------
     Annually                                                           Explain
                      ----------

Date of last physical inventory was
                                                   --------------   ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
Date of next physical inventory is
                                                   --------------   ----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                         COST             MARKET VALUE
                                                                                                    ----             ------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------
   Total                                                                                                    $0                    $0
                                                                                             =================     =================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                         COST             MARKET VALUE
                                                                                                    ----             ------------
Machinery & Equipment -

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------
   Total                                                                                                    $0                    $0
                                                                                             =================     =================

Furniture & Fixtures -

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------
   Total                                                                                                    $0                    $0
                                                                                             =================     =================

Office Equipment -

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------
   Total                                                                                                    $0                    $0
                                                                                             =================     =================

Leasehold Improvements -

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------
   Total                                                                                                    $0                    $0
                                                                                             =================     =================

Vehicles -

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------

   -----------------------------------------------------------------------------             -----------------     -----------------
   Total                                                                                                    $0                    $0
                                                                                             =================     =================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                                        0-30 DAYS       31-60 DAYS       61-90 DAYS       91+ DAYS        TOTAL
                                                     ---------       ----------       ----------       --------        -----
FEDERAL
     Income Tax Withholding                                                                                                  $0
                                                   -------------   --------------   --------------   ------------   -----------
     FICA - Employee                                                                                                         $0
                                                   -------------   --------------   --------------   ------------   -----------
     FICA - Employer                                                                                                         $0
                                                   -------------   --------------   --------------   ------------   -----------
     Unemployment (FUTA)                                                                                                     $0
                                                   -------------   --------------   --------------   ------------   -----------
     Income                                                                                                                  $0
                                                   -------------   --------------   --------------   ------------   -----------
     Other (Attach List)                                                                                                     $0
                                                   -------------   --------------   --------------   ------------   -----------
TOTAL FEDERAL TAXES                                           $0               $0               $0             $0            $0
                                                   -------------   --------------   --------------   ------------   -----------
STATE AND LOCAL
     Income Tax Withholding                                                                                                  $0
                                                   -------------   --------------   --------------   ------------   -----------
     Unemployment (UT)                                                                                                       $0
                                                   -------------   --------------   --------------   ------------   -----------
     Disability Insurance (DI)                                                                                               $0
                                                   -------------   --------------   --------------   ------------   -----------
     Empl. Training Tax (ETT)                                                                                                $0
                                                   -------------   --------------   --------------   ------------   -----------
     Sales                                                                                                                   $0
                                                   -------------   --------------   --------------   ------------   -----------
     Excise                                                                                                                  $0
                                                   -------------   --------------   --------------   ------------   -----------
     Real property                                                                                                           $0
                                                   -------------   --------------   --------------   ------------   -----------
     Personal property                                                                                                       $0
                                                   -------------   --------------   --------------   ------------   -----------
     Income                                                                                                                  $0
                                                   -------------   --------------   --------------   ------------   -----------
     Other (Attach List)                                                                                                     $0
                                                   -------------   --------------   --------------   ------------   -----------
TOTAL STATE & LOCAL TAXES                                     $0               $0               $0             $0            $0
                                                   -------------   --------------   --------------   ------------   -----------
TOTAL TAXES                                                   $0               $0               $0             $0            $0
                                                   =============   ==============   ==============   ============   ===========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                      CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                           AMOUNT           AMOUNT(B)
-------------------------------------------                           ------           ---------
     Secured claims(a)                                                         $0               $0
                                                                   --------------   --------------
     Priority claims other than taxes                                          $0               $0
                                                                   --------------   --------------
     Priority tax claims                                                       $0               $0
                                                                   --------------   --------------
     General unsecured claims                                                  $0               $0
                                                                   --------------   --------------

     (a)   List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                      ACCOUNT 1         ACCOUNT 2         ACCOUNT 3         ACCOUNT 4
                                                      ---------         ---------         ---------         ---------
Bank
                                                   ---------------   ---------------   ---------------   ----------------
Account Type
                                                   ---------------   ---------------   ---------------   ----------------
Account No.
                                                   ---------------   ---------------   ---------------   ----------------
Account Purpose
                                                   ---------------   ---------------   ---------------   ----------------
Balance, End of Month
                                                   ---------------   ---------------   ---------------   ----------------
Total Funds on Hand for all Accounts                            $0
                                                   ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/02

                                                                                                     Actual             Cumulative
                                                                                                 Current Month        (Case to Date)
                                                                                                 -------------        --------------
   CASH RECEIPTS
1    Rent/Leases Collected
                                                                                                 --------------       --------------
2    Cash Received from Sales
                                                                                                 --------------       --------------
3    Interest Received
                                                                                                 --------------       --------------
4    Borrowings
                                                                                                 --------------       --------------
5    Funds from Shareholders, Partners, or Other Insiders
                                                                                                 --------------       --------------
6    Capital Contributions
                                                                                                 --------------       --------------
7
     -------------------------------------------------------------------------------             --------------       --------------
8
     -------------------------------------------------------------------------------             --------------       --------------
9
     -------------------------------------------------------------------------------             --------------       --------------
10
     -------------------------------------------------------------------------------             --------------       --------------
11
     -------------------------------------------------------------------------------             --------------       --------------

12          TOTAL CASH RECEIPTS                                                                              $0                   $0
                                                                                                 --------------       --------------
   CASH DISBURSEMENTS

13   Payments for Inventory
                                                                                                 --------------       --------------
14   Selling
                                                                                                 --------------       --------------
15   Administrative
                                                                                                 --------------       --------------
16   Capital Expenditures
                                                                                                 --------------       --------------
17   Principal Payments on Debt
                                                                                                 --------------       --------------
18   Interest Paid
                                                                                                 --------------       --------------
     Rent/Lease:
19          Personal Property
                                                                                                 --------------       --------------
20          Real Property
                                                                                                 --------------       --------------
     Amount Paid to Owner(s)/Officer(s)
21          Salaries
                                                                                                 --------------       --------------
22          Draws
                                                                                                 --------------       --------------
23          Commissions/Royalties
                                                                                                 --------------       --------------
24          Expense Reimbursements
                                                                                                 --------------       --------------
25          Other
                                                                                                 --------------       --------------
26   Salaries/Commissions (less employee withholding)
                                                                                                 --------------       --------------
27   Management Fees
                                                                                                 --------------       --------------
     Taxes:
28          Employee Withholding
                                                                                                 --------------       --------------
29          Employer Payroll Taxes
                                                                                                 --------------       --------------
30          Real Property Taxes
                                                                                                 --------------       --------------
31          Other Taxes
                                                                                                 --------------       --------------
32   Other Cash Outflows:
                                                                                                 --------------       --------------
33
            ------------------------------------------------------------------------             --------------       --------------
34
            ------------------------------------------------------------------------             --------------       --------------
35
            ------------------------------------------------------------------------             --------------       --------------
36
            ------------------------------------------------------------------------             --------------       --------------
37
            ------------------------------------------------------------------------             --------------       --------------

38          TOTAL CASH DISBURSEMENTS:                                                                        $0                   $0
                                                                                                 --------------       --------------
39 NET INCREASE (DECREASE) IN CASH                                                                           $0                   $0
                                                                                                 --------------       --------------
40 CASH BALANCE, BEGINNING OF PERIOD
                                                                                                 --------------       --------------
41 CASH BALANCE, END OF PERIOD                                                                               $0                   $0
                                                                                                 ==============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/02

                                                                                                      ACTUAL            CUMULATIVE
   CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH       (CASE TO DATE)
                                                                                                  -------------       --------------
1       Cash Received from Sales
                                                                                                 --------------       --------------
2       Rent/Leases Collected
                                                                                                 --------------       --------------
3       Interest Received
                                                                                                 --------------       --------------
4       Cash Paid to Suppliers
                                                                                                 --------------       --------------
5       Cash Paid for Selling Expenses
                                                                                                 --------------       --------------
6       Cash Paid for Administrative Expenses
                                                                                                 --------------       --------------
        Cash Paid for Rents/Leases:
7           Personal Property
                                                                                                 --------------       --------------
8           Real Property
                                                                                                 --------------       --------------
9       Cash Paid for Interest
                                                                                                 --------------       --------------
10      Cash Paid for Net Payroll and Benefits
                                                                                                 --------------       --------------
        Cash Paid to Owner(s)/Officer(s)
11          Salaries
                                                                                                 --------------       --------------
12          Draws
                                                                                                 --------------       --------------
13          Commissions/Royalties
                                                                                                 --------------       --------------
14          Expense Reimbursements
                                                                                                 --------------       --------------
15          Other
                                                                                                 --------------       --------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.
16          Employer Payroll Tax
                                                                                                 --------------       --------------
17          Employee Withholdings
                                                                                                 --------------       --------------
18          Real Property Taxes
                                                                                                 --------------       --------------
19          Other Taxes
                                                                                                 --------------       --------------
20      Cash Paid for General Expenses
                                                                                                 --------------       --------------
21
        --------------------------------------------------------------------------------         --------------       --------------
22
        --------------------------------------------------------------------------------         --------------       --------------
23
        --------------------------------------------------------------------------------         --------------       --------------
24
        --------------------------------------------------------------------------------         --------------       --------------
25
        --------------------------------------------------------------------------------         --------------       --------------
26
        --------------------------------------------------------------------------------         --------------       --------------
27          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                     $0                   $0
                                                                                                 --------------       --------------
   CASH FLOWS FROM REORGANIZATION ITEMS
28      Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                 --------------       --------------
29      Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                 --------------       --------------
30      U.S. Trustee Quarterly Fees
                                                                                                 --------------       --------------
31
        --------------------------------------------------------------------------------         --------------       --------------
32          NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                 $0                   $0
                                                                                                 --------------       --------------
33 NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                                $0                   $0
                                                                                                 --------------       --------------
   CASH FLOWS FROM INVESTING ACTIVITIES
34      Capital Expenditures
                                                                                                 --------------       --------------
35      Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                 --------------       --------------
36
        --------------------------------------------------------------------------------         --------------       --------------
37          NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                 $0                   $0
                                                                                                 --------------       --------------
   CASH FLOWS FROM FINANCING ACTIVITIES
38      Net Borrowings (Except Insiders)
                                                                                                 --------------       --------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                 --------------       --------------
40      Capital Contributions
                                                                                                 --------------       --------------
41      Principal Payments
                                                                                                 --------------       --------------
42
        --------------------------------------------------------------------------------         --------------       --------------
43          NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                 $0                   $0
                                                                                                 --------------       --------------
44 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                      $0                   $0
                                                                                                 --------------       --------------
45 CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                 --------------       --------------
46 CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                 $0                   $0
                                                                                                 ==============       ==============